   As filed with the Securities and Exchange Commission on October 4, 1996
                                               1933 Act Registration No. 2-91362
                                              1940 Act Registration No. 811-4040

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-lA

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

               Pre-Effective Amendment No.                   [_]
               Post-Effective Amendment No. 46               [X]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

               Amendment No.  39

                       (Check appropriate box or boxes.)

                     PAINEWEBBER MANAGED INVESTMENTS TRUST
              (Exact name of registrant as specified in charter)

                          1285 Avenue of the Americas
                           New York, New York  10019
                   (Address of principal executive offices)

       Registrant's telephone number, including area code: (212)713-2000

                           DIANNE E. O'DONNELL, Esq.
                    Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Name and address of agent for service)

                                  Copies to:

                             ARTHUR J. BROWN, Esq.
                           BENJAMIN J. HASKIN, Esq.
                          Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue N.W.
                                   2d Floor
                         Washington, D.C.  20036-1800
                           Telephone: (202)778-9000

            It is proposed that this filing will become effective:

   ____     Immediately upon filing pursuant to Rule 485(b)
   ____     On ________________ pursuant to Rule 485(b)
   ____     60 days after filing pursuant to Rule 485(a)(i)
   ____     On _______________ pursuant to Rule 485(a)(i)
   _X__     75 days after filing pursuant to Rule 485(a)(ii)
   ____     On _______________ pursuant to Rule 485(a)(ii)

            Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the notice required by such Rule for its most recent fiscal year on May 20, 1996.

                     PaineWebber Managed Investments Trust

                      Contents of Registration Statement


     This registration statement consists of the following papers and documents.


     Cover Sheet

     Contents of Registration Statement

     Form N-1A Cross Reference Sheet

     Class A, B and C shares of
     PaineWebber Asia Pacific Growth Fund
     -------------------------------------------

     Part A- Prospectus
     Part B- Statement of Additional Information

     Part C- Other Information

     Signature Page

     Exhibits



     This Post-Effective Amendment does not make any changes in the currently effective prospectuses and statements of additional information for the other series of PaineWebber Managed Investments Trust.

                    PaineWebber Managed Investments Trust:

                          Class A, B and C Shares of:

                     PaineWebber Asia Pacific Growth Fund

                        Form N-1A Cross Reference Sheet

                 Part A Item No.
                 and Caption                                         Prospectus Caption
                 ---------------                                     ------------------

       1.        Cover Page                                          Cover Page
       2.        Synopsis                                            The Fund at a Glance;
                                                                     Expense Table

       3.        Condensed Financial Information                     Performance

       4.        General Description of Registrant                   The Fund at a Glance;
                                                                     Investment Objective and
                                                                     Policies; Investment
                                                                     Philosophy and Process; The
                                                                     Fund's Investments; General
                                                                     Information
       5.        Management of the Fund                              Management; General Information

       6.        Capital Stock and Other Securities                  Cover Page; Flexible Pricing;
                                                                     Dividends and Taxes; General Information
       7.        Purchase of Securities                              How to Buy Shares; Other Services;
                 Being Offered                                       Determining the Share's Net Asset Value

       8.        Redemption or Repurchase                            How to Sell Shares; Other Services


       9.        Pending Legal Proceeding                            Not Applicable


                 Part B Item No.                                     Statement of Additional
                 and Caption                                         Information Caption
                 ---------------                                     -----------------------
       10.       Cover Page                                          Cover Page

       11.       Table of Contents                                   Table of Contents

       12.       General Information and History                     Other Information

                 Part B Item No.                                     Statement of Additional
                 and Caption                                         Information Caption
                 ---------------                                     -----------------------

       13.       Investment Objective                                Investment Policies and Restrictions; Hedging
                 and Policies                                        Strategies; Portfolio
                                                                     Transactions
       14.       Management of the Fund                              Trustees and Officers

       15.       Control Persons and                                 Trustees and Officers
                 Principal Holders of Securities

       16.       Investment Advisory and                             Investment Advisory and
                 Other Services                                      Distribution Arrangements;
                                                                     Other Information
       17.       Brokerage Allocation                                Portfolio Transactions

       18.       Capital Stock and Other                             Conversion of Class B Shares;
                 Securities                                          Other Information
       19.       Purchase, Redemption and Pricing of Securities      Reduced Sales Charges,
                 Being Offered                                       Additional Exchange and
                                                                     Redemption Information and
                                                                     Other Services; Valuation of
                                                                     Shares

       20.       Tax Status                                          Taxes

       21.       Underwriters                                        Investment Advisory and
                                                                     Distribution Arrangements
       22.       Calculation of
                 Performance Data                                    Performance Information

       23.       Financial Statements                                Financial Statements

              Part C
              ------

              Information required to be included in Part C is set forth under the appropiate item, so numbered, in Part C of this Registration Statement.

                           SUBJECT TO COMPLETION

               PRELIMINARY PROSPECTUS DATED NOVEMBER  , 1996

                               ----------------


                   PaineWebber Asia Pacific Growth Fund


                1285 Avenue of the Americas, New York, NY 10019

--------------------------------------------------------------------------------

PaineWebber Asia Pacific Growth Fund ("Fund") is designed for investors who want to expand their investment horizons by investing in the Asia Pacific Re-gion (except Japan). The Fund, a series of PaineWebber Managed Investments Trust, seeks long-term capital appreciation by investing primarily in equity securities of Asia Pacific Region companies, including those in the following countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zea-land, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. The Fund is not designed to provide current income. The Fund is newly organized and has no operating history.

This Prospectus concisely sets forth information that a prospective investor should know about the Fund before investing. Please read it carefully and re-tain a copy of this Prospectus for future reference.

A Statement of Additional Information dated      , 1996 has been filed with the
Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

--------------------------------------------------------------------------------
THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

The PaineWebber Family of Mutual Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Fund is in the GLOBAL FUNDS category.


 . Money Market Fund                      . Asset Allocation Funds for
  for income and                           long-term
  stability by                             growth and income
  investing in high                        by investing in stocks and bonds.
  quality, short-term
  investments.

 . Bond Funds for                         . Stock Funds for long-term
  income by investing                      growth by investing mainly
  mainly in bonds.                         in equity securities.

 . Tax-Free Bond Funds                    . Global Funds for long-term growth
  for income exempt                        by investing mainly
  from federal income                      in foreign stocks or high
  taxes and, in some                       current income by investing
  cases, state and                         mainly in global debt instruments.
  local income taxes,
  by investing in
  municipal bonds.

A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                    -------
                               Prospectus Page 1

                            ----------------------
                   PaineWebber Asia Pacific Growth Fund


                               Table of Contents
--------------------------------------------------------------------------------


                                                                            Page
                                                                            ----
The Fund at a Glance.......................................................   3
Expense Table..............................................................   5
Investment Objective and Policies..........................................   6
Investment Philosophy & Process............................................   7
Performance................................................................   8
The Fund's Investments.....................................................  10
Flexible Pricing (SM)......................................................  13
How to Buy Shares..........................................................  15
How to Sell Shares.........................................................  17
Other Services.............................................................  18
Management.................................................................  18
Determining the Shares' Net Asset Value....................................  20
Dividends & Taxes..........................................................  20
General Information........................................................  21

                                ----------
                              Prospectus Page 2

                             ---------------------
                     PaineWebber Asia Pacific Growth Fund

                             The Fund at a Glance
-------------------------------------------------------------------------------

GOAL: To increase the value of your investment by investing primarily in eq-uity securities of Asia Pacific Region companies (as described below). As with any mutual fund, there is no assurance that PaineWebber Asia Pacific Growth Fund ("Fund") will achieve its goals.

INVESTMENT OBJECTIVE: Long-term capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Be-cause the Fund invests primarily in equity securities, its price will rise and fall. Investors in the Fund should be able to assume the special risks of in-vesting in Asia Pacific Region securities, which include possible adverse po-litical, social and economic developments within the Asia Pacific Region and differing characteristics of foreign economies and markets. These risks are greater with respect to securities in emerging markets, which includes most of the markets in the Asia Pacific Region. Most of the securities held by the Fund are denominated in foreign currencies, and the value of these investments thus can be adversely affected by fluctuations in foreign currency values. The Fund may use derivatives, such as options, futures and forward currency con-tracts and interest rate or currency swaps, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

MANAGEMENT
Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset man-agement subsidiary of PaineWebber Incorporated ("PaineWebber"), is the Fund's investment adviser and administrator. Mitchell Hutchins has appointed Schroder Capital Management International Inc. ("Schroder Capital") as the investment sub-adviser for the Fund.

MINIMUM INVESTMENT
To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST

The Fund is for investors who want long-term capital appreciation and can withstand market volatility. Accordingly, the Fund is designed for investors seeking long-term growth who are able to bear risks that are not normally as-sociated with investments in the United States and that come with investments in the equity securities of Asia Pacific Region companies. Asia Pacific Region countries have experienced among the highest real economic growth rates in the world during the past 15 years. Schroder Capital believes that existing eco-nomic conditions in the Asia Pacific Region may provide for high levels of economic activity in the long term, offering the potential for long-term capi-tal appreciation from investment in equity securities of Asia Pacific Region companies. However, because value of these securities tends to be more vola-tile than that of U.S. stocks, investors must be willing to tolerate greater fluctuations in the value of the Fund's investments. These fluctuations may be caused by events affecting the companies businesses, as well as market condi-tions, currency fluctuations, interest rate changes, liquidity concerns, and adverse changes in economic, political and social conditions.

The Fund may be appropriate as a longer-term component of an investor's over-all portfolio, but it is not intended to provide current income or to consti-tute a complete or balanced investment program. Some common reasons to invest in this Fund are to finance college educations or retirement. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them.

HOW TO PURCHASE SHARES OF THE FUNDS

Class A, B and C shares of the Fund will be offered during an initial sub-scription period scheduled to end on December 20, 1996. The Fund does not in-tend to engage in a continuous offering of its shares until approximately sixty days after the end of the subscription period. Investors may select among these classes of shares:

CLASS A SHARES
The price is net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this Class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES
The price is net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immedi-ately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES
The price is net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immedi-ately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

                                  ----------
                               Prospectus Page 3

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund

                                 Expense Table
-------------------------------------------------------------------------------



The following table is intended to assist investors in understanding the ex-penses associated with investing in Class A, B and C shares of the Fund. Be-cause the Fund has no operating history, expenses shown below represent those estimated for the first year of operations.

                                                        CLASS A CLASS B CLASS C
                                                        ------- ------- -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on Purchases of Shares (as a % of
 offering price)......................................    4.50%   None    None
Sales Charge on Reinvested Dividends (as a % of
 offering price)......................................    None    None    None
Maximum Contingent Deferred Sales Charge (as a % of
 net asset value at the time of purchase or sale,
 whichever is less) ..................................    None       5%      1%
Exchange Fee..........................................   $5.00   $5.00   $5.00
ANNUAL FUND OPERATING EXPENSES (as a % of average net
 assets)
Management Fees.......................................    1.20%   1.20%   1.20%
12b-1 Fees............................................    0.25    1.00    1.00
Other Expenses........................................    0.55    0.55    0.55
                                                         -----   -----   -----
Total Fund Operating Expenses.........................    2.00%   2.75%   2.75%
                                                         =====   =====   =====

 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if such shares are sold within one year after purchase, a contingent deferred sales charge of 1% is imposed on the net asset value of the shares at the time of purchase or sale, whichever is less.

 CLASS B SHARES: Sales charge waivers are available. The maximum 5% con-tingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.

 CLASS C SHARES: If shares are sold within one year after purchase, a contingent deferred sales charge of 1% is imposed on the net asset value of the shares at the time of purchase or sale, whichever is less.

The management fee payable to Mitchell Hutchins by the Fund is greater than those paid by most funds due, in part, to the greater efforts and extra re-search that is required to manage investments in multiple countries in the Asia Pacific Region. 12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
12b-1 service fees......................................  0.25%   0.25%   0.25%
12b-1 distribution fees.................................  0.00    0.75    0.75

For more information, see "Management" and "Flexible Pricing (SM)."

                                ----------
                              Prospectus Page 4

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund

                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------


EXAMPLE OF EFFECT OF FUND EXPENSES

The following example should assist investors in understanding various costs and expenses they would incur as shareholders of the Fund. The assumed 5% an-nual return shown in the example is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Class A..........................................................  $64    $105
Class B (Assuming sale of all shares at end of period)...........  $78    $115
Class B (Assuming no sale of shares).............................  $28    $ 85
Class C (Assuming sale of all shares at end of period)...........  $38    $ 85
Class C (Assuming no sale of shares).............................  $28    $ 85

 ASSUMPTIONS MADE IN THE EXAMPLE

 . ALL CLASSES: Reinvestment of all dividends and distributions; percent-age amounts listed under "Annual Fund Operating Expenses" remain the same for years shown.
 . CLASS A SHARES: Deduction of the maximum 4.5% initial sales charge at the time of purchase.

 . CLASS B SHARES: Deduction of the maximum applicable contingent de-ferred sales charge at the time of sale, which declines over a period of six years.
 . CLASS C SHARES: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.

                                ----------
                              Prospectus Page 5

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund

                       Investment Objective and Policies
-------------------------------------------------------------------------------


The Fund's investment objective is long-term capital appreciation. The Fund's investment objective may not be changed without shareholder approval. The other investment policies, except where noted, are not fundamental and may be changed by the Trust's board of trustees.


The Fund seeks to achieve its objective by investing primarily in equity secu-rities of Asia Pacific Region companies. For purposes of this prospectus, the "Asia Pacific Region" constitutes the region located south of the former So-viet Union, east of Afghanistan and Iran and west of the International Date Line (except Japan). The Fund defines Asia Pacific Region companies as compa-nies that:

 . are organized under the laws of countries in the Asia Pacific Region that now or in the future permit foreign investors to participate in their stock markets,

 . regardless of where organized, and as determined by Schroder Capital, either
  (A) derive at least 50% of their revenues from goods produced or sold, in-vestments made or services performed in Asia Pacific Region countries or (B) maintain at least 50% of their assets in Asia Pacific Region countries, or


 . are traded on exchanges or over-the-counter ("OTC") markets in Asia Pacific
  Region countries.

Schroder Capital believes that the Asia Pacific Region markets offer the potential of superior returns through their ability to grow at rates substantially in excess of the world overall. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Asia Pacific Region companies. Most of the equity securities purchased by the Fund are expected to be traded on a foreign stock exchange or in a foreign OTC market. When Schroder Capital believes it is consistent with the Fund's investment objective, the Fund may invest up to 10% of its total assets in convertible and non-convertible debt securities issued or guaranteed by Asia Pacific Region issuers, including obligations of sovereign governmental issuers ("sovereign debt.")

Under normal market conditions, the Fund will invest in a minimum of three Asia Pacific Region countries. However, Schroder Capital expects that the Fund's initial investments will be made in companies located in at least half of the following Asia Pacific Region countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.


                                  ----------
                               Prospectus Page 6

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund

                        Investment Philosophy & Process
-------------------------------------------------------------------------------

Stock selection is at the heart of Schroder Capital's investment philosophy. Its approach to selecting investments emphasizes fundamental company analysis. Schroder Capital seeks to identify those markets within the Asia Pacific Re-gion where, based on its assessment of future economic activity, it believes there is likely to be a favorable long-term business environment, and where a company's growth is less likely to be impeded by adverse macroeconomic or po-litical factors. Schroder Capital's stock selection then focuses on companies within these markets which it believes have a sustainable competitive advan-tage and whose growth potential is undervalued by these investors. In select-ing companies for investment, Schroder Capital will consider historical growth rates and future growth prospects, management capability, the ability of the company to access capital, government regulation, market share, profit mar-gins, competitive position in both domestic and export markets and other fac-tors.


Schroder Capital is committed to maximizing risk adjusted returns for invest-ors through comprehensive research conducted by its extensive network of lo-cally-based analysts. This investment approach is consistent with the Fund's overall strategy of taking a long-term view to investment based upon its as-sessment of growth potential. Schroder Capital believes one of its key strengths is its worldwide network of investment management affiliates and ac-cess to its extensive network of research offices, many long established, in the Asia Pacific Region, including Bangkok, Hong Kong, Singapore, Seoul, Syd-ney, Jakarta and Kuala Lumpur, staffed by [ ] investment professionals in-cluding [ ] analysts and a team of [ ] Asia Pacific Region specialists in London.


Each year, the Schroder Group researches and screens for investment more than 1200 companies in the Asia Pacific Region countries. Of those companies, the Schroder Group's investment professionals further develop extensive management contacts, including on-site visits with approximately [500] companies. Schro-der Capital's analysis includes small and medium-sized companies, as well as the better-known larger capitalization companies. Schroder Capital believes that small companies are analyzed by fewer investors and are less likely than larger companies to be efficiently priced.

  Asia Pacific Region countries have experienced among the highest real eco-nomic growth rates in the world for the past 15 year period. Schroder Capital believes that existing economic conditions in the Asia Pacific Region exist may provide for high levels of economic activity in the long term, offering the potential for long-term capital appreciation from investment in equity securities of Asia Pacific Region companies. These conditions include (1) the increasing industrialization of Asia Pacific Region economies, (2) favorable demographics and competitive wage rates, (3) high rates of domestic savings available to fund investment, particularly in the area of infrastructure, (4) the ability to attract foreign direct investment, (5) the emergence of a re-gional trading zone and (6) rising per capita incomes available to support lo-cal markets for consumer goods. See the Statement of Additional Information for further information. There can be no assurance, however, that economic growth in the Asia Pacific Region will occur, that the growth rate will be as high on either an absolute or relative scale as in the past or that market performance will reflect any actual economic growth in the Asia Pacific Region overall.


                                  ----------

                            Prospectus Page 7

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund

                                  Performance
-------------------------------------------------------------------------------

ANNUAL RATES OF RETURN(1)

                                                                              YTD
                         1988  1989   1990   1991  1992  1993   1994   1995  9/96
                         ----- ----- ------  ----- ---- ------ ------  ----- -----
MSCI AC Asia Pacific
 Free ex Japan (Gross
 Dividends)............. 30.45 21.42 (11.85) 32.39 9.89  84.93 (12.29)  6.08  7.88
S&P 500 Daily Reinvest.. 16.61 31.69  (3.10) 30.47 7.82 10.08    1.32  37.58 13.50

AVERAGE ANNUAL RATES OF RETURN(1)

(for period ended 9/30/96)

                                                12/31/87-
                                                 9/30/96  5 YEAR 3 YEARS 1 YEAR
                                                --------- ------ ------- ------
S&P 500 Daily Reinvest(1)......................   15.91   15.23   17.42  20.34
MSCI AC Asia Pac Free ex Japan (Gross
 Dividend)(2)..................................   16.38   16.66   11.63   9.01

-------

(1) Source: Lipper Analytical Services

(2) Source: Morgan Stanley
                                  ----------

                            Prospectus Page j8

FUND PERFORMANCE INFORMATION

The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady com-pound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for Class A shares of the Fund reflects deduction of the Fund's maximum initial sales charge of 4.5% at the time of purchase, and standardized return for the Class B and Class C shares of the Fund reflects deduction of the applicable contin-gent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception. Total return calculations assume reinvestment of divi-dends and other distributions.

The Fund may use other total return presentations in conjunction with stan-dardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not necessarily indicate future results. The investment return and principal value of shares of the Fund will fluctuate. The amount investors receive when selling shares may be more or less than what they paid.

INDEX PERFORMANCE(3)

The Fund has no operating history. In future advertisements it may compare to itself to the Morgan Stanley Capital International All Country Asia Pacific Free ex Japan (Gross Dividends) Index ("MSCI Index"). The following tables set forth the historical results of the MSCI Index and the Standard & Poor's Index of 500 Common Stocks. This is a well-known, unmanaged index that reflects de-veloped and developing markets throughout the Asia Pacific Region. The Index results do not represent performance of the Fund nor are they intended to pre-dict or suggest the returns that might be experienced by the Fund or an indi-vidual investor investing in the Fund. It is illustrative of the historic per-formance and volatility of these markets.

The Fund will not operate as an "index" fund and its performance will differ from that of the Index. The composition of the Fund's portfolio in terms of securities and countries will differ from the MSCI Index. The Fund will incur transaction costs, including brokerage and other operating expenses, and may assume dividends and income net of taxes. The Index results do not reflect any of the foregoing elements.

                             ---------------------
                     PaineWebber Asia Pacific Growth Fund
                                  ----------
                               Prospectus Page 9


MSCI stands for Morgan Stanley Capital International. AC stands for All Coun-try, both emerging and developed countries in that region, previously referred to as "combined." Free stands for "investable" (i.e., free of foreign owner-ship limits or legal restrictions at the security or country level). The MSCI Index is market capitalization weighted and reflects the reinvestment of divi-dends and returns of the MSCI Index are in U.S. dollars, without accounting for any transaction costs or local withholding or other taxes on dividends. Accordingly, the Index reflects a higher return than a U.S. investor would re-ceive even if its investments precisely tracked the composition of the MSCI Index. Taiwan and China were added to the Index as of September 1996, with a total of 14 countries in this Index. The Index contained 12 countries as of February 1994, 9 countries as of January 1992 and 8 countries as of January 1988.

The Standard & Poor's Index of 500 Common Stocks is a widely recognized index of market activity based on the aggregate performance of a selected, unmanaged portfolio of publicly traded common stocks. The performance data includes re-invested dividends.

                             ---------------------
                     PaineWebber Asia Pacific Growth Fund

                            The Fund's Investments
-------------------------------------------------------------------------------
                                  ----------
                              Prospectus Page 10
EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. While past perfor-mance does not guarantee future results, common stocks historically have pro-vided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions.

Preferred stock has certain fixed-income features, like a bond, but is actu-ally equity in a company, like common stock. Depository receipts typically are insured by banks or trust companies and evidence ownership of underlying secu-rities.

DEBT SECURITIES, including bonds, debentures and notes, are used by corpora-tions and governments to borrow money from investors. The issuer pays the in-vestor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Debt securities have varying degrees of investment risk and vary-ing levels of sensitivity to changes in interest rates.

RISKS

EQUITY SECURITIES. Equity securities historically have shown greater growth potential than other types of securities. Common stocks generally represent the riskiest investment in a company. It is possible that investors may lose their entire investment.

FOREIGN INVESTING. Investing in foreign securities involves more risks than investing in the U.S. Their value is subject to economic and political devel-opments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regu-lations involving prohibitions on the repatriation of foreign currencies.

Transactions in foreign securities may be subject to less efficient settlement practices. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of the Fund's foreign investments. The Fund's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposi-tion of currency controls or other political developments inside and outside the United States.

ASIA PACIFIC REGION COUNTRIES. In general, less information is available about Asia Pacific Region companies than about U.S. companies, and Asia Pacific Re-gion companies are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Asia Pacific Region securities mar-kets are less liquid and subject to less regulation than the U.S. securities markets. Many of the countries within the Asia Pacific Region may experience political, social or economic instability in the future.

INVESTING IN EMERGING MARKETS. Investing in securities issued by companies lo-cated in emerging markets involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. The emerging markets in which the Fund may invest include China, India, Indonesia, Paki-stan, the Philippines, South Korea, Sri Lanka, Taiwan and Thailand. Emerging markets located in the Asia Pacific Region may have policies that restrict in-vestment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of Asia Pacific Region compa-nies in developing countries may also result in a lack of liquidity and in price volatility.

Included among the emerging markets countries in which the Fund may invest is the People's Republic of China. Upon the accession to power of the regime, the government of China expropriated a large amount of property. The claims of many property owners against

                             ---------------------
                     PaineWebber Asia Pacific Growth Fund

those governments were never finally settled. There can be no assurance that the Fund's investment in China, if any, would not be expropriated, national-ized or otherwise confiscated, in which case the Fund could lose its entire investment in China. In addition, any change in the leadership or policies of China may halt the expansion of or reverse the liberalization of foreign in-vestment policies now occurring.

The Fund intends to invest in Hong Kong, which will revert to Chinese adminis-tration in 1997. The Fund's investments in Hong Kong may be subject to the same or similar risks as any investment in China upon the change in adminis-tration. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devaluated and a risk of possible loss of investor confidence in the Hong Kong dollars and its stock market and assets.

DEBT SECURITIES. The Fund may invest up to 10% of its net assets in convert-ible and non-convertible debt securities, including sovereign debt. Debt secu-rities are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bonds prices will fall, lowering the value of the Fund's bond investments. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. In addition, there is a risk that bonds will be downgraded by rating agencies. For example, changes in economic conditions or other circum-stances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated debt instruments.

The debt securities in which the Fund may invest may be unrated or rated lower than investment grade, that is, rated lower than BBB by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") or Baa by Moody's Invest-ors Service, Inc. ("Moody's"). Such securities, commonly referred to as "junk bonds" are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk expo-sure to adverse conditions. These securities may be rated as low as D by S&P or Moody's and may be in default.

Credit ratings attempt to evaluate the safety of principal and interest pay-ments and do not evaluate the volatility of the bond's value or its liquidity and do not guarantee the performance of the issuer. The rating agencies also may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies will downgrade bonds.

The sovereign debt in which the Fund may invest generally consists of obliga-tions supported by national, state or provincial governments or similar polit-ical subdivisions. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A con-vertible security is a bond, debenture, note, preferred stock or other secu-rity that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteris-tics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convert-ible security sells above its value as a fixed income security.

INVESTMENTS IN CLOSED-END FUNDS. The Fund may invest up to 10% of its total assets in the shares of closed-end funds which are permitted to invest in mar-kets in which the Fund is not otherwise permitted to invest or where the Fund is significantly restricted from investing or in other markets in the Asia Pa-cific Region when, in the opinion of Schroder Capital, those closed-end funds represent attractive investment opportunities. As closed-end funds normally have their own investment advisers and associated expenses, the Fund will ef-fectively incur higher expenses by investing indirectly through these funds than it would by investing directly.

                             ---------------------
                      PaineWebber Asia Pacific Growth Fund


OTHER INVESTMENT TECHNIQUES AND STRATEGIES

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including certain cover for OTC options and securities whose disposition is restricted under the federal securities laws other than those Schroder Capital has determined to be liquid pursuant to guidelines established by the Fund's board. However, to the extent that securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid even if they are not freely tradeable in the United States. The Fund does not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Schroder Capital has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the Fund's board.

DEFENSIVE POSITIONS. When Schroder Capital, believes that unusual circumstances warrant a defensive posture, the Fund may temporarily commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments, including repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or on demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or Schroder Capital to present minimum credit risks in accordance with guidelines established by the Fund's board of trustees.

LENDING PORTFOLIO SECURITIES. The Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets taken at market value. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities.

PORTFOLIO TURNOVER. The Fund does not anticipate that portfolio turnover will exceed 100% during the Fund's first year of operations.

HEDGING STRATEGIES. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including options (on securities, futures and stock indexes), futures contracts (on stock indexes and interest rates) and interest rate swaps. The Fund also may use derivative contracts involving foreign currencies, including options and futures contracts on foreign currencies and forward currency contracts and interest rate or currency swaps. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objectives and policies. The Statement of Additional Information for the Fund contains further information on these strategies.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If Schroder Capital is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:
 the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

 . the possibility of imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the securities or currencies being hedged;

 . possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

 . the possibility that the Fund is unable to close out or liquidate its hedged position.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may also purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. The Fund generally would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation.

OTHER INFORMATION. The Fund may borrow money for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The Fund may sell securities short "against the box" to defer realization of gains or losses for tax or other purposes. When a security is sold against the box, the seller owns the security. For liquidity purposes, such as clearance of portfolio transactions, the payment of dividends, other distributions and expenses and payments to selling (redeeming) shareholders, or pending investment, the Fund may commit up to 35% of its total assets to cash (U.S. dollar-denominated or foreign), or money market instruments, including repurchase agreements.

                                  ----------
                               Prospectus Page 12

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund

                              Flexible Pricing(SM)
-------------------------------------------------------------------------------



The Fund offers three classes of shares that differ in terms of sales charges and expenses. An investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of invest-ment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calcu-lated after PaineWebber's New York City headquarters or PFPC Inc., the Fund's transfer agent ("Transfer Agent"), receives the purchase order. Although in-vestors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                                                            DISCOUNT TO SELECTED
                          SALES CHARGE AS A PERCENTAGE OF:  DEALERS AS PERCENTAGE
AMOUNT OF INVESTMENT     OFFERING PRICE NET AMOUNT INVESTED   OF OFFERING PRICE
--------------------     -------------- ------------------- ---------------------
Less than $50,000.......      4.50%            4.71%                4.25%
$50,000 to $99,999......      4.00             4.17                 3.75
$100,000 to $249,999....      3.50             3.63                 3.25
$250,000 to $499,999....      2.50             2.56                 2.25
$500,000 to $999,999....      1.75             1.78                 1.50
$1,000,000 and
 over(/1/)..............      None             None                 1.00(/2/)

-------

(/1/) A contingent deferred sales charge of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may not withdraw annually more than 12% of the value of the Fund account under the Plan in the first year after purchase.
(/2/) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS AND WAIVERS

Investors who are purchasing Class A shares in more than one PaineWebber mu-tual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previ-ously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 . their spouses, parents or children under age 21;

 . their Individual Retirement Accounts (IRAs);

 . certain employee benefit plans, including 401(k) plans;

 . any company controlled by the investor;

 . trusts created by the investor;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

 . accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

 . is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

 . is the spouse, parent or child of any of the above, or advisory clients of Mitchell Hutchins;

                                ----------
                              Prospectus Page 13

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund



 . buys these shares through a PaineWebber investment executive who was for-merly employed as a broker with a competing brokerage firm that was regis-tered as a broker-dealer with the SEC and

 . the investor was the investment executive's client at the competing broker-age firm;

 . within 90 days of buying Class A shares in the Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor ei-ther paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

 . the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 . is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that invest-ment automatically invested in Class A shares;

 . is an employer establishing an employee benefit plan qualified under section
  401 (including a salary reduction plan qualified under section 401(k)) or section 403(b) of the Internal Revenue Code. (This waiver is subject to min-imum requirements, with respect to the number of employees and investment amount, established by Mitchell Hutchins.) Currently, the plan must have 100 or more eligible employees or the amount invested or to be invested in a Fund or any other PaineWebber mutual fund must total at least $1 million during the subsequent 13-month period;

 . acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a writ-ten agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program (for subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement and $5 exchange fee also are waived); or

 . acquires Class A shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

The sales charge will not apply when an investor acquires Class A shares through an investment program that is not sponsored by PaineWebber or its af-filiates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement and $5 exchange fee also are waived.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated af-ter PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immedi-ately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the net asset value of the shares at the time of sale or purchase, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

    IF THE INVESTOR                            PERCENTAGE BY WHICH THE SHARES'
 SELLS SHARES WITHIN:                          NET ASSET VALUE IS MULTIPLIED:
-----------------------                        -------------------------------
1st year since purchase                                       5%
2nd year since purchase                                       4
3rd year since purchase                                       3
4th year since purchase                                       2
5th year since purchase                                       2
6th year since purchase                                       1
7th year since purchase                                     None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the

                                ----------
                              Prospectus Page 14

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund


Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the invest-ors are selling:

 . First, Class B shares owned through reinvested dividends and capital gain distributions; and

 . Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:
 . sales of shares under the Fund's "Systematic Withdrawal Plan" (investors may not withdraw annually more than 12% of the value of the Fund account under the Plan);
 . a distribution from an IRA, a self-employed individual retirement plan
  ("Keogh Plan") or a custodial account under section 403(b) of the Internal Revenue Code after the investor reaches age 59 1/2;
 . a tax-free return of an excess IRA contribution;
 . a tax-qualified retirement plan distribution following retirement; or . Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

An investor must provide satisfactory information to PaineWebber or the Fund to seek any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% of the net asset value of the shares at the time of purchase or sale, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares ac-quired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gain distributions will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may not with-draw more than 12% of the value of the Fund account under the Plan in the first year after purchase.
-------------------------------------------------------------------------------

                               How to Buy Shares
-------------------------------------------------------------------------------

During an initial subscription period scheduled to end on December 20, 1996 (the "Offering Period"), Class B and Class C shares of the Fund will be offered at a subscription price equal to the Fund's initial net asset value per share of $[12.50], and Class A shares of the Fund will be offered at that price plus any applicable initial sales charge. See "Flexible Pricing--Class A Shares." Payment of the purchase price will be due three business days after the close of the Initial Offering Period, and must be made in the manner specified below. The Fund currently expects to commence investment operations on or about December , 1996. Thereafter, the net asset value of Fund shares will fluctuate, and the price of Fund shares will be determined in the manner described above.

During the Offering Period, PaineWebber and selected dealers may obtain non-binding indications of interest prior to actually confirming any orders. Subscriptions for shares will be accepted through the last day of the Offering Period. To the extent that payment is made to PaineWebber or selected dealers prior to the Closing Date, such persons may benefit from the temporary use of those payment monies. The Fund reserves the right to withdraw, cancel or modify the offering of shares

                                ----------
                              Prospectus Page 15

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund



during the Offering Period without notice and the Fund reserves the right to refuse any order in whole or in part, if the Fund determines that it is in its best interests.

The Fund currently does not intend to engage in a continuous offering of its shares until approximately sixty days after the end of the Offering Period.


Prices are calculated for the Fund's Class A, Class B and Class C shares once each Business Day, at the close of regular trading on the New York Stock Ex-change (currently 4:00 p.m., Eastern time). A "Business Day" is any day, Mon-day through Friday, on which the New York Stock Exchange is open for business. Shares are purchased at the next share price calculated after the purchase or-der is received. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will au-tomatically receive Class A shares, which include an initial sales charge.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber in-vestment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 mil-lion). PaineWebber investment executives and correspondent firms are responsi-ble for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspon-dent firms. Payment is due on the third Business Day after PaineWebber's New York City headquarters office receives the purchase order.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent by completing an account application, which you may obtain by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wil-mington, DE 19899.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 . mail an application with a check; or

 . open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional invest-ments in the Fund.

MINIMUM INVESTMENTS

   To open an account:............ $1,000
   To add to an account:.......... $  100

The Fund may waive or reduce these minimums for:

 . employees of PaineWebber or its affiliates; or

 . participants in certain pension plans, retirement accounts or the Fund's au-tomatic investment plan; or

 . transactions in Class A shares made to implement a rebalancing feature in certain investment programs.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Fund shares for the same class of other PaineWebber mutual fund shares. In classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Ex-changes may be subject to minimum investment requirements of the fund into which exchanges are made. A $5 fee is imposed on most exchanges.

 . Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 . Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of in-struction must include:

 . the investor's name and address;

 . the Fund's name;

 . the Fund account number;

 . the dollar amount or number of shares to be sold; and

 . a guarantee of each registered owner's signature by an eligible institu-tion, such as a commercial bank, trust company or stock exchange member.

                                ----------
                              Prospectus Page 16

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund



The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. The Fund will use the purchase date of the initial investment to determine any contin-gent deferred sales charge due when the shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the Fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a list-ing of other PaineWebber mutual funds.
-------------------------------------------------------------------------------

                              How to Sell Shares
-------------------------------------------------------------------------------
Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, and last, Class B.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's corre-spondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Fund's Transfer Agent, may sell shares by writing a "letter of in-struction," as detailed in "How to Exchange Shares."

Because the Fund incurs certain fixed costs in maintaining shareholder ac-counts, it reserves the right to purchase back all Fund shares in any share-holder account with a net asset value of less than $500. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this rein-statement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

                                ----------
                              Prospectus Page 17

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund

                                Other Services
-------------------------------------------------------------------------------
Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial invest-ment of $1,000 through which the Fund will deduct $50 or more each month from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December) or semi-annual (June and December) with-drawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

 . CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

 . CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly and semi-annual withdrawals of $200, $400 and $600, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a con-tingent deferred sales charge. Investors may not withdraw more than 12% of the value of the Fund account when the investor signed up for the Plan. Sharehold-ers who elect to receive dividends or other distributions in cash may not par-ticipate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors consid-ering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of the Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.
-------------------------------------------------------------------------------

                                  Management
-------------------------------------------------------------------------------

The Fund is governed by a board of trustees, which oversees the Fund's opera-tions. It has appointed Mitchell Hutchins as investment adviser and adminis-trator responsible for the Fund's operations (subject to the authority of the board). Mitchell Hutchins has appointed the investment sub-adviser, Schroder Capital, to be responsible for day-to-day management of the Fund's invest-ments.

The Fund's board has determined that brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates in accordance with proce-dures adopted by the board.

Mitchell Hutchins and Schroder Capital personnel may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is the asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On August 30, 1996, Mitchell Hutchins was adviser or sub-adviser of
investment companies with   separate portfolios and aggregate assets of over
$30 billion.

                                ----------
                              Prospectus Page 18

                             ---------------------
                     PaineWebber Asia Pacific Growth Fund
                                  ----------
                              Prospectus Page 19

ABOUT THE INVESTMENT SUB-ADVISER

The investment sub-adviser, Schroder Capital, is located at 787 Seventh Ave-nue, New York, New York 10019. It is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc, which is listed on the London Stock Exchange, is the holding parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in 18 countries worldwide. The in-vestment management subsidiaries of the Schroder Group had approximately $130 billion in client assets under management as of June 30, 1996. As of June 30, 1996, Schroder Capital, together with its UK affiliate Schroder Capital Man-agement International Limited, had over $20 billion in assets under manage-ment. Since its founding in 1980, Schroder Capital has developed an expertise in Asia Pacific Region investments. Laura E. Luckyn-Malone, Louise Croset and Heather Crighton, with the assistance of Asia Pacific Region investment com-mittee, are primarily responsible for the day-to-day management of the Fund. Ms. Luckyn-Malone, Managing Director and Senior Vice President of Schroder Capital Management International, Inc. is Co-Director of Schroder's Global Emerging Markets group and Co-Head of the Pacific Basin team. She is also Chairman and President of Schroder Fund Advisors Inc., a Director of the Schroder Capital Funds, Inc. and a Director and President of the Schroder Asian Growth Fund. She joined SCMI in 1990. Ms. Croset has been a First Vice President of Schroder Capital since October 1993. Previously, she was Vice President of Wellington Management Co. Ms. Crighton has been a First Vice President of Schroder Capital since April 1994, prior to which she was a fund manager. Prior to 1993, she was a fund manager at Mercantile & General Rein-surance Co.

MANAGEMENT FEES & OTHER EXPENSES

The Fund pays Mitchell Hutchins a monthly fee for its services at the annual rate of 1.20% of its average daily net assets.

The Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for services not provided by the Transfer Agent.

Mitchell Hutchins (not the Fund) pays Schroder Capital a fee for investment sub-advisory services in an amount equal to .65% of the Fund's average daily net assets up to $100 million and .55% of the Fund's average daily net assets over $100 million.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under dis-tribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins:

 . Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

 . Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Under the Plans, Mitchell Hutchins primarily uses the service fees to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by PaineWebber cli-ents. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 . Offset the commissions it pays to PaineWebber for selling the Fund's Class B and Class C shares, respectively.

 . Offset the Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are sold, as well as on an ongoing basis. Mitchell Hutchins receives no spe-cial compensation from the Fund or the Fund's investors at the time of sale of Class B or C shares.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution ex-penses.

The Plans and the related distribution contracts for each class of shares ("Distribution Contracts") specify that the Fund must pay service and distri-bution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses ex-ceed the service or distribution fees it receives, the Fund will not be obli-gated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or ac-crued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Fund. Annually, the Fund's board reviews the Plans and Mitchell Hutchins' corresponding expenses for each class sepa-rately from the Plans and expenses of the other classes.

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund



                    Determining the Shares' Net Asset Value
-------------------------------------------------------------------------------

The net asset value of the Fund's shares fluctuates and is determined sepa-rately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. The Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

The Fund values its assets based on their current market value when market quotations are readily available. If that value is not readily available, as-sets are valued at fair value as determined in good faith by or under the di-rection of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments de-nominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rates. It should be recognized that judgment plays a greater role in valuing lower rated debt securities in which the Fund may in-vest, because there is less reliable, objective data available.
-------------------------------------------------------------------------------

                               Dividends & Taxes
-------------------------------------------------------------------------------
DIVIDENDS

The Fund pays an annual dividend from its net investment income, net short-term capital gain and net realized gains from foreign currency transactions, if any. The Fund also distributes annually substantially all of its net capi-tal gain (the excess of net long-term capital gain over net short-term capital loss), if any. The Fund may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on all classes of Fund shares are cal-culated at the same time and in the same manner. Dividends from net investment income on Class B and Class C shares are expected to be lower than those on Class A shares because Class B and Class C shares have higher expenses result-ing from their distribution fees. Dividends on each class also might be af-fected differently by the allocation of other class-specific expenses. See "General Information."

The Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has re-quested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber in-vestment executives or correspondent firms or complete the appropriate section of the account application.

TAXES

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will not have to pay federal income tax on that part of its investment company taxable income (generally consist-ing of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distrib-utes to its shareholders.

Dividends from the Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to its shareholders as ordi-nary income. Distributions of the Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as a long-term cap-ital gain, regardless of how long they have held their Fund shares. Sharehold-ers who are not subject to tax on their income generally will not be required to pay tax on distributions from the Fund.

YEAR-END TAX REPORTING

Following the end of each calendar year, the Fund notifies its shareholders of the amounts of dividends and capital gain distributions paid (or deemed paid that year), their share of any foreign taxes paid by the Fund that year and any portion of those dividends that qualifies for special treatment.

                                ----------
                              Prospectus Page 20

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund


BACKUP WITHHOLDING

The Fund is required to withhold 31% of all dividends, capital gain distribu-tions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to shareholders who otherwise are sub-ject to backup withholding.

TAX ON THE SALE OR EXCHANGE
OF FUND SHARES

A shareholder's sale (redemption) of shares may result in a taxable gain or loss. This depends on whether the shareholder receives more or less than the adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addi-tion, if the Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly pur-chased shares.

SPECIAL TAX RULES
FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day rein-statement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased (or any loss would be decreased) by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

                                    * * * *

The foregoing only summarizes some of the important tax considerations affect-ing the Fund and its shareholders, see the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Accordingly, prospec-tive shareholders are urged to consult their tax advisers.
--------------------------------------------------------------------------------

                              General Information
--------------------------------------------------------------------------------
ORGANIZATION

The Fund is a diversified series of PaineWebber Managed Investments Trust, an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The trustees have authority to issue an unlimited num-ber of shares of beneficial interest of separate series, par value $0.001 per share.

SHARES

The shares of the Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. A share of each class represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable ex-clusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes.

Each share of the Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the Fund. However, due to the differing expenses of the classes, dividends on Class B and Class C shares are likely to be lower than for Class A shares and are likely to be higher on Class Y shares than for any other class of shares.

Class Y shares, which are offered only to limited groups of investors, are sub-ject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees. More information concerning Class Y shares may be obtained from an investment executive at PaineWebber or one of its correspon-dent firms or by calling 1-800-647-1568.


                                ----------
                              Prospectus Page 21

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund



VOTING RIGHTS

Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Fund (or the Trust, which has more than one series) may elect all of the board mem-bers of the Fund or Trust. The shares of the Fund will be voted together ex-cept that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to a class. The shares of all series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

SHAREHOLDER MEETINGS

The Fund does not intend to hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Fund, as applicable.

REPORTS TO SHAREHOLDERS

The Fund sends its shareholders audited annual and unaudited semi-annual re-ports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Addi-tional Information is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Monarch Drive, North Quin-cy, Massachusetts, 02171, serves as the Fund's custodian and recordkeeping agent and employs foreign sub-custodians approved by the Trust's board of trustees in accordance with applicable requirements under the 1940 Act to pro-vide custody of the Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

                                ----------
                              Prospectus Page 22

                             ---------------------

                   PaineWebber Asia Pacific Growth Fund

                         Prospectus --      , 1996
--------------------------------------------------------------------------------


- PAINEWEBBER BOND FUNDS      - PAINEWEBBER STOCK FUNDS


  High Income Fund              Capital Appreciation Fund
  Investment Grade Income       Growth Fund
   Fund                         Growth and Income Fund
  Low Duration U.S.             Financial Services Growth Fund
   Government  Income Fund
  Strategic Income Fund         Small Cap Fund
                                Utility Income Fund
  U.S. Government Income
  Fund


 - PAINEWEBBER TAX-FREE BOND  - PAINEWEBBER GLOBAL FUNDS
   FUNDS


                                Emerging Markets Equity Fund
  California Tax-Free           Global Equity Fund
   Income Fund                  Global Income Fund
  Municipal High Income
   Fund

  National Tax-Free
   Income Fund
  New York Tax-Free
   Income Fund
                              - PAINEWEBBER MONEY MARKET
                                FUND

 - PAINEWEBBER ASSET
   ALLOCATION FUNDS

  Balanced Fund
  Tactical Allocation
   Fund

 A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber invest-ment executive or correspondent firm. Please read it carefully before in-vesting. It is important you have all the information you need to make a sound investment decision.

(C) 1996 PaineWebber Incorporated

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                           SUBJECT TO COMPLETION

  PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER  , 1996

                  PAINEWEBBER ASIA PACIFIC GROWTH FUND



                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber Asia Pacific Growth Fund ("Fund") is a diversified series of PaineWebber Managed Investments Trust ("Trust"), a professionally managed, open-end management investment company organized as a Massachusetts business trust. The Fund seeks long-term capital appreciation; it invests primarily in equity securities of Asia Pacific Region companies. The Fund is not designed to provide current income.

  The investment adviser, administrator and distributor for the Fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As the Fund's distributor, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. Schroder Capital Management International Inc. ("Schroder Capital" or "Sub-Adviser") serves as the Fund's investment sub-adviser.

  This Statement of Additional Information is not a prospectus and should be
read only in conjunction with the Fund's Prospectus, dated       , 1996. A copy
of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This
Statement of Additional Information is dated       , 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.



  RISK CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Fund will generally invest only in securities that are traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

  Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), nor may the issuers thereof be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"). The Fund also may purchase securities of foreign issuers in foreign markets and purchase European Depository Receipts ("EDRs"), global depository receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are similar to EDRs and are designed for use in several international financial markets. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDRs representing ownership of common stock will be treated as common stock.

  The Fund anticipates that its brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Foreign government debt securities differ from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of foreign government debt securities in the event of default under commercial bank loan agreements.

  Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment capital or the proceeds of sales of securities.

  YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the

Appendix to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

  The Fund is authorized to invest up to 10% of its net assets in non-investment grade debt securities, including sovereign debt and convertible and non-convertible debt securities--that is, debt securities that are not rated at the time of purchase within one of the four highest grades assigned by S&P or Moody's, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are deemed by the NRSROs to be predominantly speculative and may involve significant risk exposure to adverse conditions. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues; however, they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

  The market for lower rated foreign debt securities has expanded rapidly in recent years, which has been a period of generally expanding economic growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation occurs. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

  FOREIGN SOVEREIGN DEBT. Investment by the Fund in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

  Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Schroder Capital manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

  FOREIGN CURRENCY TRANSACTIONS. Although the Fund will value its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO ASIA PACIFIC REGION INVESTMENTS

  Investors should recognize that investing in non-U.S. securities involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the 1940 Act and market availability. The Fund does not intend to invest in such investment companies unless, in the judgment of Schroder Capital the potential benefits of such investment justify the payments of any applicable premiums or sale charges. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

  FOREIGN CURRENCY AND EXCHANGE RATES. The Fund's assets are invested in foreign securities and substantially all income is received by the Fund in foreign currencies. The value of the assets of the Fund as measured in U.S. dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Certain of the risks associated with international investments are heightened for investments in Asia Pacific Region Countries (as defined in the Prospectus). For example, some of the currencies of Asia Pacific Region countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Further, the Fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. The following table sets forth historical exchange rates per U.S. dollar for the Asia Pacific Region currencies listed.

                          CURRENCY EXCHANGE RATES

                              PER U.S. DOLLAR

                               END OF PERIOD

                                                             SOUTH
                           CHINA  HONG KONG INDIA  INDONESIA KOREA MALAYSIA   NEW   PAKISTAN PHILIPPINES SINGAPORE SRI LANKA
                 AUSTRALIA  RMB      HK$      RS    RUPIAH     W      RM    ZEALAND   PRS         P         S$       SLRS
                 --------- ------ --------- ------ --------- ----- -------- ------- -------- ----------- --------- ---------
1985............           3.2015   7.811   12.166   1125    890.2  2.4265           15.98     19.032     2.1050    27,408
1986............           3.7221   7.790   13.122   1641    861.4  2.6030           17.25     20.530     2.1750    28.520
1987............           3.7221   7.760   12.877   1650    792.3  2.4928           17.45     20.800     1.9985    30.763
1988............           3.7221   7.806   14.949   1731    684.1  2.7153           18.65     21.335     1.9462    33.033
1989............           4.7221   7.807   17.035   1797    679.6  2.7033           21.42     22.440     1.8944    40.000
1990............           5.2221   7.801   18.073   1901    716.4  2.7015           21.90     28.000     1.7445    40.240
1991............           5.4342   7.781   25.834   1992    760.8  2.7240           24.72     26.650     1.6305    42.580
1992............           5.7518   7.741   26.200   2062    788.4  2.6120           25.70     25.096     1.6449    46.000
1993............           5.8000   7.726   31.380   2100    808.1  2.7015           30.120    27,699     1.6080    49.562
1994............           8.4462   7.737   31.380   2200    788.7  2.5600           38.800    24.418     1.4607    49.980
1995............           8.3179   7.733   35.055   2289    775.7  2.5413           34.216    26.235     1.4148    53.498
                 TAIWAN THAILAND
                  NT$      B
                 ------ --------
1985............ 39.850  26.65
1986............ 35.500  26.13
1987............ 28.550  25.07
1988............ 28.170  25.24
1989............ 26.160  25.69
1990............ 27,108  25.29
1991............ 25.748  25.28
1992............ 25.403  25.52
1993............ 26.626  25.54
1994............ 26.240  25.09
1995............ 27,286  25.19

-------

Sources: International Monetary Fund, International Financial Statistics of November 1995; Wall Street Journal, 30 December 1995.

  INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of several of the Asia Pacific Region countries is restricted or controlled to varying degrees. These restrictions may limit investment in certain of the Asia Pacific Region countries and may increase expenses of the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from several of the Asia Pacific Region countries is subject to restrictions such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Although these restrictions may in the future make it undesirable to invest in the countries to which they apply, Schroder Capital does not believe that any current repatriation restrictions would have a material impact on the Fund's ability to manage its assets.

  If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income (including short-term capital gains) and long-term capital gains within applicable time periods, the Fund could be subject to federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code ("Code"), in which case as it would become subject to federal income tax on all of its income and gains.

  Generally, there are restrictions on foreign investment in certain Asia Pacific Region countries, although these restrictions vary in form and content. In India, Indonesia, Malaysia, the Philippines, Singapore, South Korea and Thailand, the Fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. South Korea generally prohibits foreign investment in Won-denominated debt securities and Sri Lanka prohibits foreign investment in government debt securities. In the Philippines, the Fund may generally invest in "B" shares of Philippine issuers engaged in partly nationalized business activities, which shares are made available to foreigners, and the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in China, the Fund may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars and those traded on The Shenzen Stock Exchange are generally settled in Hong Kong Dollars. In Hong Kong, South Korea, the Philippines, Taiwan and Thailand, there are restrictions on the percent of permitted foreign investment in shares of certain companies, mainly those in highly regulated industries, although in Taiwan there are limitations on foreign ownership of shares of any listed company. In addition, South Korea prohibits foreign investment in specified telecommunications companies and the Philippines prohibits its foreign investment in mass media companies and companies providing certain professional services.

  From time to time, pooled investment funds may be the most effective available means by which the Fund may invest in equity securities of certain Asia Pacific Region countries. For example, prior to January 3, 1992, foreign investment in South Korea was generally limited to a few investment funds that had been granted a license from the government of South Korea, although since that date direct foreign investment in individual stocks in South Korea has been officially permitted within specified limits. Investment in such investment funds may involve the payment of management expenses and in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. The Fund may invest in such investment funds when, in the judgment of Schroder Capital, the potential benefits of such investment outweigh the payment of any applicable premium, sales load and expenses. In addition, the Fund's investments in such investment funds are subject to limitations under the Investment Company Act of 1940 ("1940 Act") and market availability, and may result in special federal income tax consequences.

  MARKET CHARACTERISTICS. Differences Between the U.S. and Asia Pacific Region Securities Markets. Most of the securities markets of the Asia Pacific Region countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in the Asia Pacific Region countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the Asia Pacific Region countries, such as those in China, are in the earliest stages of their development. Many companies traded on securities markets in Asia Pacific Region countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of the Asia Pacific Region countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

  Brokerage commissions and other transaction costs on securities exchanges in the Asia Pacific Region countries are generally higher than in the United States. In addition, security settlements may in some instances be subject to delays and related administrative uncertainties.

  Government Supervision of Asia Pacific Region Securities Markets; Legal Systems. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in the Asia Pacific Region countries than exists in the United States. Less information may, therefore, be available to the Fund than with respect to investments in the United States. Further, in certain Asia Pacific Region countries, less information may be available to the Fund than to local market participants. Brokers in Asia Pacific Region countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the Asia Pacific Region countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

  Financial Information and Standards. Issuers in Asia Pacific Region countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Asia Pacific Region issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about issuers in Asia Pacific Region countries than is available about U.S. issuers.

  SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many of the Asia Pacific Region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Fund.

  Few of the Asia Pacific Region countries have Western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. In several Asia Pacific Region countries, the leadership ability of the government has suffered as a result of recent corruption scandals. Disparities of wealth, among other factors, have also led to social unrest in some of the Asia Pacific Region countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

  Several of the Asia Pacific Region countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. Tension between the Tamil and Sinhalese communities in Sri Lanka has resulted in periodic outbreaks of violence. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and recently has conducted military maneuvers near Taiwan. China is acknowledged to possess nuclear weapons capability; North Korea is alleged to possess or be in the process of developing such a capability.

  In Hong Kong, China is scheduled to assume sovereignty over the colony in 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. In addition, such reversion has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

  In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devaluated and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA"). Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule and, therefore, it is anticipated that, in the event international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated, but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory's assets were to be endangered.

  The economies of most of the Asia Pacific Region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific Region countries. In addition, the economies of some of the Asia Pacific Region countries, Australia, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Schroder Capital has determined are liquid pursuant to guidelines established by the Trust's board of trustees ("board"). The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The board has delegated the function of making day-to-day determinations of liquidity to Schroder Capital, pursuant to guidelines approved by the board. Schroder Capital takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer).

Schroder Capital monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent.

  The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or Schroder Capital to present minimal credit risks in accordance with guidelines established by the board. Mitchell Hutchins or Schroder Capital reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 33 1/3% of the Fund's total assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."

  LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend portfolio securities up to 33 1/3% of its total assets taken at market value to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian bank acceptable collateral, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  SHORT SALES "AGAINST THE BOX." The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. The Fund currently does not expect to have obligations under short sales at any time during the coming year that exceed 5% of its net assets.

  The Fund might make a short sale "against the box" in order to hedge against market risks when Schroder Capital believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund, or when Schroder Capital wants to sell a security that the Fund owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

  SEGREGATED ACCOUNTS. When the Fund enters into certain transactions to make future payments to third parties, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging and Related Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts and certain interest rate protection transactions or forward currency contracts.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Schroder Capital deems it advantageous to do so, which may result in a gain or loss to the Fund.

INVESTMENT LIMITATIONS OF THE FUND

  FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

  The Fund will not:

  (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

  (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

  (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

  (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

  (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

  (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



  NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions, which apply to the Fund, are non-fundamental and may be changed by the vote of the Trust's board without shareholder approval.

  The Fund will not:

  (1) purchase securities while borrowings in excess of 5% of its total assets are outstanding.

  (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

                        HEDGING AND RELATED STRATEGIES

  HEDGING INSTRUMENTS. Schroder Capital may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Fund's portfolio.

  OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

  STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  The Fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a long straddle when Schroder Capital believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a short straddle when Schroder Capital believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Schroder Capital expect to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Schroder Capital develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency contracts or other techniques are developed. Schroder Capital may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING AND RELATED STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

  (1) Successful use of most Hedging Instruments depends upon the ability of Schroder Capital, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Schroder Capital is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

  The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Schroder Capital projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR HEDGING AND RELATED STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Fund may purchase put and call options, and write (sell) covered put or call options, on equity and debt securities and stock indices and on foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Restrictions-Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Fund may purchase and write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  Generally, the OTC debt options or foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  The Fund may purchase and write put and call options on stock indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the equity securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  LIMITATIONS ON THE USE OF OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by the Fund's board without shareholder vote:

  (1) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by that Fund, does not exceed 5% of its total assets.

  (2) The aggregate value of securities underlying put options written by the Fund determined as of the date the put options are written will not exceed 50% of the Fund's net assets.

  (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock and bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The Fund may purchase and sell stock index futures contracts and interest rate futures contracts and foreign currency futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The Fund's use of futures and related options is governed by the following guidelines, which can be changed by the Fund's board without shareholder vote:

  (1) To the extent the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of that Fund's net assets.

  (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of its total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or a basket of currencies, the value of which Schroder Capital believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Schroder Capital believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Schroder Capital believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

  INTEREST RATE PROTECTION TRANSACTIONS. The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Schroder Capital believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions-- Segregated Accounts." The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

  The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Schroder Capital to present minimal credit risk in accordance with guidelines established by its board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

                          TRUSTEES AND OFFICERS

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                                           BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE  POSITION WITH THE TRUST           OTHER DIRECTORSHIPS
  ----------------------  -----------------------          --------------------
 Margo N. Alexander**; 49  Trustee and President   Mrs. Alexander is president, chief
                                                    executive officer and a director of
                                                    Mitchell Hutchins (since January
                                                    1995) and also an executive vice
                                                    president and a director of
                                                    PaineWebber. Mrs. Alexander is
                                                    president and a director or trustee
                                                    of 30 investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Richard Q. Armstrong; 61         Trustee          Mr. Armstrong is chairman and prin-
 78 West Brother Drive                              cipal of RQA Enterprises (manage-
 Greenwich, CT 06830                                ment consulting firm) (since April
                                                    1991 and principal occupation since
                                                    March 1995). Mr. Armstrong is also
                                                    a director of Hi Lo Automotive,
                                                    Inc. He was chairman of the board,
                                                    chief executive officer and co-
                                                    owner of Adirondack Beverages
                                                    (producer and distributor of soft
                                                    drinks and sparkling/still waters)
                                                    (October 1993-March 1995). Mr.
                                                    Armstrong was a partner of the New
                                                    England Consulting Group (manage-
                                                    ment consulting firm) (December
                                                    1992-September 1993). He was man-
                                                    aging director of LVMH U.S. Corpo-
                                                    ration (U.S. subsidiary of the
                                                    French luxury goods conglomerate,
                                                    Luis Vuitton Moet Hennessey Corpo-
                                                    ration) (1987-1991) and chairman of
                                                    its wine and spirits subsidiary,
                                                    Schieffelin & Somerset Company
                                                    (1987-1991). Mr. Armstrong is a
                                                    director or trustee of 29 invest-
                                                    ment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.

                                                           BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE   POSITION WITH THE TRUST          OTHER DIRECTORSHIPS
 ----------------------   -----------------------          --------------------
E. Garrett Bewkes,        Trustee and Chairman of  Mr. Bewkes is a director of Paine
Jr.**; 69                  the Board of Trustees    Webber Group Inc. ("PW Group")
                                                    (holding company of PaineWebber and
                                                    Mitchell Hutchins). Prior to Decem-
                                                    ber 1995, he was a consultant to PW
                                                    Group. Prior to 1988, he was chair-
                                                    man of the board, president and
                                                    chief executive officer of American
                                                    Bakeries Company. Mr. Bewkes is a
                                                    director of Interstate
                                                    Bakeries Corporation and NaPro
                                                    BioTherapeutics, Inc. Mr. Bewkes is
                                                    a director or trustee of 30 invest-
                                                    ment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
Richard R. Burt; 49               Trustee          Mr. Burt is chairman of Interna-
1101 Connecticut Avenue,                            tional Equity Partners (interna-
N.W.                                                tional investments and consulting
Washington, D.C. 20036                              firm) (since March 1994) and a
                                                    partner of McKinsey & Company (man-
                                                    agement consulting firm) (since
                                                    1991). He is also a director of
                                                    American Publishing Company. He was
                                                    the chief negotiator in the Strate-
                                                    gic Arms Reduction Talks with the
                                                    former Soviet Union (1989-1991) and
                                                    the U.S. Ambassador to the Federal
                                                    Republic of Germany (1985-1989).
                                                    Mr. Burt is a director or trustee
                                                    of 29 investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
Mary C. Farrell**; 46             Trustee          Ms. Farrell is a managing director,
                                                    senior investment strategist and
                                                    member of the Investment Policy
                                                    Committee of PaineWebber. Ms.
                                                    Farrell joined PaineWebber in 1982.
                                                    She is a member of the Financial
                                                    Women's Association and Women's
                                                    Economic Roundtable, and is em-
                                                    ployed as a regular panelist on
                                                    Wall $treet Week with Louis
                                                    Rukeyser. She also serves on the
                                                    Board of Overseers of New York
                                                    University's Stern School of Busi-
                                                    ness. Ms. Farrell is a director
                                                    or trustee of 29 investment compa-
                                                    nies for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.

                                                           BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE  POSITION WITH THE TRUST           OTHER DIRECTORSHIPS
  ----------------------  -----------------------          --------------------
 Meyer Feldberg; 54               Trustee          Dean Feldberg is Dean and Professor
 Columbia University                                of Management of the Graduate
 101 Uris Hall                                      School of Business, Columbia Uni-
 New York, New York 10027                           versity. Prior to 1989, he was
                                                    president of the Illinois Institute
                                                    of Technology. Dean Feldberg is
                                                    also a director of AMSCO Interna-
                                                    tional Inc. (medical instruments
                                                    and supplies), Federated Department
                                                    Stores, Inc. and New World Commu-
                                                    nications Group Incorporated. Dean
                                                    Feldberg is a director or trustee
                                                    of 29 investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 George W. Gowen; 66              Trustee          Mr. Gowen is a partner in the law
 666 Third Avenue                                   firm of Dunnington, Bartholow &
 New York, New York 10017                           Miller. Prior to May 1994, he was a
                                                    partner in the law firm of Fryer,
                                                    Ross & Gowen. Mr. Gowen is a di-
                                                    rector of Columbia Real Estate In-
                                                    vestments, Inc. Mr. Gowen is a di-
                                                    rector or trustee of 29 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
 Frederic V. Malek; 59            Trustee          Mr. Malek is chairman of Thayer
 901 15th Street, N.W.                              Capital Partners (investment bank)
 Suite 300                                          and a co-chairman and director of
 Washington, D.C. 20005                             CB Commercial Group Inc. (real es-
                                                    tate). From January 1992 to Novem-
                                                    ber 1992, he was campaign manager
                                                    of Bush-Quayle '92. From 1990 to
                                                    1992, he was vice chairman and,
                                                    from 1989 to 1990, he was president
                                                    of Northwest Airlines Inc., NWA
                                                    Inc. (holding company of Northwest
                                                    Airlines Inc.) and Wings Holdings
                                                    Inc. (holding company of NWA Inc.).
                                                    Prior to 1989, he was employed by
                                                    the Marriott Corporation (hotels,
                                                    restaurants, airline catering and
                                                    contract feeding), where he most
                                                    recently was an executive vice
                                                    president and president of Marriott
                                                    Hotels and Resorts. Mr. Malek is
                                                    also a director of American Man-
                                                    agement Systems, Inc. (management
                                                    consulting and computer-related
                                                    services), Automatic Data Process-
                                                    ing, Inc., Avis, Inc. (passenger
                                                    car rental), FPL Group, Inc.
                                                    (electric services), National Edu-
                                                    cation Corporation and Northwest
                                                    Airlines Inc. Mr. Malek is a di-
                                                    rector or trustee of 29 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.

                                                         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE  POSITION WITH THE TRUST          OTHER DIRECTORSHIPS
----------------------  -----------------------          --------------------
Carl W. Schafer; 60             Trustee          Mr. Schafer is president of the At-
P.O. Box 1164                                     lantic Foundation (charitable foun-
Princeton, NJ 08542                               dation supporting mainly oceano-
                                                  graphic exploration and research).
                                                  He also is a director of Roadway
                                                  Express, Inc. (trucking), The
                                                  Guardian Group of Mutual Funds, Ev-
                                                  ans Systems, Inc. (a motor fuels,
                                                  convenience store and diversified
                                                  company), Hidden Lake Gold Mines
                                                  Ltd., Electronic Clearing House,
                                                  Inc. (financial transactions
                                                  processing), Wainoco Oil Corpora-
                                                  tion and Nutraceutix, Inc. (bio-
                                                  technology). Prior to January 1993,
                                                  Mr. Schafer was chairman of the In-
                                                  vestment Advisory Committee of the
                                                  Howard Hughes Medical Institute.
                                                  Mr. Schafer is a director or
                                                  trustee of 29 investment companies
                                                  for which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
John R. Torell III; 57          Trustee          Mr. Torell is chairman of Torell
767 Fifth Avenue                                  Management, Inc. (financial advi-
Suite 4605                                        sory firm), chairman of Telesphere
New York, NY 10153                                Corporation (electronic provider of
                                                  financial information) and a part-
                                                  ner of Zilkha & Company (merchant
                                                  banking and private investment com-
                                                  pany). He is the former chairman
                                                  and chief executive officer of For-
                                                  tune Bancorp (1990-1991 and 1990-
                                                  1994, respectively), the former
                                                  chairman, president and chief exec-
                                                  utive officer of CalFed, Inc. (sav-
                                                  ings association) (1988 to 1989)
                                                  and former president of Manufactur-
                                                  ers Hanover Corp. (bank) (prior to
                                                  1988). Mr. Torell is a director of
                                                  American Home Products Corp., New
                                                  Colt Inc. (armament manufacturer)
                                                  and Volt Information Sciences Inc.
                                                  Mr. Torell is a director or trustee
                                                  of 29 investment companies for
                                                  which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.

 NAME AND ADDRESS*;                                   BUSINESS EXPERIENCE;
         AGE         POSITION WITH THE TRUST           OTHER DIRECTORSHIPS
 ------------------  -----------------------          --------------------
 Julieanna Berry; 32      Vice President      Ms. Berry is a vice president and a
                                               portfolio manager of Mitchell
                                               Hutchins. Ms. Berry is a vice
                                               president of two investment compa-
                                               nies for which Mitchell Hutchins or
                                               PaineWebber serves as investment
                                               adviser.
 Teresa M. Boyle; 37      Vice President      Ms. Boyle is a first vice president
                                               and manager--advisory administra-
                                               tion of Mitchell Hutchins. Prior to
                                               November 1993, she was compliance
                                               manager of Hyperion Capital Man-
                                               agement, Inc., an investment advi-
                                               sory firm. Prior to April 1993, Ms.
                                               Boyle was a vice president
                                               and manager--legal administration
                                               of Mitchell Hutchins. Ms. Boyle is
                                               a vice president of 30 investment
                                               companies for which Mitchell
                                               Hutchins or PaineWebber serves as
                                               investment adviser.
 Karen L. Finkel; 38      Vice President      Mrs. Finkel is a first vice presi-
                                               dent and a portfolio manager of
                                               Mitchell Hutchins. Mrs. Finkel is a
                                               vice president of two investment
                                               companies for which Mitchell
                                               Hutchins or PaineWebber serves as
                                               investment adviser.
 Ellen R. Harris; 49      Vice President      Mrs. Harris is a managing director
                                               and a portfolio manager of Mitchell
                                               Hutchins. Mrs. Harris is a vice
                                               president of three investment com-
                                               panies for which Mitchell Hutchins
                                               or PaineWebber serves as investment
                                               adviser.
 James F. Keegan; 35      Vice President      Mr. Keegan is a senior vice presi-
                                               dent and a portfolio manager of
                                               Mitchell Hutchins. Prior to March
                                               1996, he was director of fixed in-
                                               come strategy and research of
                                               Merrion Group, L.P. From 1987 to
                                               1994, he was a vice president of
                                               global investment management of
                                               Bankers Trust Company. Mr. Keegan
                                               is a vice president of two invest-
                                               ment companies for which Mitchell
                                               Hutchins or PaineWebber serves as
                                               investment adviser.

                                                          BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE  POSITION WITH THE TRUST           OTHER DIRECTORSHIPS
 ----------------------  -----------------------          --------------------
 Thomas J. Libassi; 37        Vice President      Mr. Libassi is a senior vice presi-
                                                   dent and a portfolio manager of
                                                   Mitchell Hutchins. Prior to May
                                                   1994, he was a vice president of
                                                   Keystone Custodian Funds Inc. with
                                                   portfolio management responsibili-
                                                   ty. Mr. Libassi is a vice president
                                                   of four investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.
 C. William Maher; 35       Vice President and    Mr. Maher is a first vice president
                           Assistant Treasurer     and a senior manager of the mutual
                                                   fund finance division of Mitchell
                                                   Hutchins. Mr. Maher is a vice
                                                   president and assistant treasurer
                                                   of 30 investment companies
                                                   for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.
 Dennis McCauley; 49          Vice President      Mr. McCauley is a managing director
                                                   and chief investment officer--fixed
                                                   income of Mitchell Hutchins. Prior
                                                   to December 1994, he was director
                                                   of fixed income investments of IBM
                                                   Corporation. Mr. McCauley is a vice
                                                   president of 19 investment compa-
                                                   nies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.
 Ann E. Moran; 39           Vice President and    Ms. Moran is a vice president of
                           Assistant Treasurer     Mitchell Hutchins. Ms. Moran is a
                                                   vice president and assistant trea-
                                                   surer of 30 investment companies
                                                   for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.
 Dianne E. O'Donnell; 44    Vice President and    Ms. O'Donnell is a senior vice
                                Secretary          president and deputy general coun-
                                                   sel of Mitchell Hutchins. Ms.
                                                   O'Donnell is a vice president and
                                                   secretary of 29 investment compa-
                                                   nies for which Mitchell Hutchins or
                                                   PaineWebber serves as investment
                                                   adviser.
 Emil Polito; 36              Vice President      Mr. Polito is a senior vice presi-
                                                   dent and director of operations and
                                                   control for Mitchell Hutchins. From
                                                   March, 1991 to September, 1993 he
                                                   was director of the Mutual Funds
                                                   Sales Support and Service Center
                                                   for Mitchell Hutchins and
                                                   PaineWebber. Mr. Polito is also
                                                   senior vice president of 30 in-
                                                   vestment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

                                                            BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE   POSITION WITH THE TRUST           OTHER DIRECTORSHIPS
  ----------------------   -----------------------          --------------------
 Victoria E. Schonfeld; 45      Vice President      Ms. Schonfeld is a managing director
                                                     and general counsel of Mitchell
                                                     Hutchins. Prior to May 1994, she
                                                     was a partner in the law firm of
                                                     Arnold & Porter. Ms. Schonfeld is a
                                                     vice president of 30 investment
                                                     companies for which Mitchell
                                                     Hutchins or PaineWebber serves as
                                                     investment adviser.
 Paul H. Schubert; 33         Vice President and    Mr. Schubert is a first vice presi-
                             Assistant Treasurer     dent and a senior manager of the
                                                     mutual fund finance division of
                                                     Mitchell Hutchins. From August 1992
                                                     to August 1994, he was a vice
                                                     president of BlackRock Financial
                                                     Management Inc. Prior to August
                                                     1992, he was an audit manager with
                                                     Ernst & Young LLP. Mr. Schubert is
                                                     a vice president and assistant
                                                     treasurer of 30 investment compa-
                                                     nies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment
                                                     adviser.
 Nirmal Singh; 39               Vice President      Mr. Singh is a first vice president
                                                     and a portfolio manager of Mitchell
                                                     Hutchins. Prior to September 1993,
                                                     he was a member of the portfolio
                                                     management team at Merrill Lynch
                                                     Asset Management, Inc. Mr. Singh is
                                                     a vice president of five investment
                                                     companies for which Mitchell
                                                     Hutchins or PaineWebber serves as
                                                     investment adviser.
 Julian F. Sluyters; 36       Vice President and    Mr. Sluyters is a senior vice pres-
                                  Treasurer          ident and the director of the mu-
                                                     tual fund finance division of
                                                     Mitchell Hutchins. Prior to 1991,
                                                     he was an audit senior manager with
                                                     Ernst & Young LLP. Mr. Sluyters is
                                                     a vice president and treasurer of
                                                     30 investment companies for which
                                                     Mitchell Hutchins or PaineWebber
                                                     serves as investment adviser.

                                                         BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE POSITION WITH THE TRUST           OTHER DIRECTORSHIPS
 ---------------------- -----------------------          --------------------
 Mark A. Tincher; 40         Vice President      Mr. Tincher is a managing director
                                                  and chief investment officer--eq-
                                                  uities of Mitchell Hutchins. Prior
                                                  to March 1995, he was a vice pres-
                                                  ident and directed the U.S. funds
                                                  management and equity research
                                                  areas of Chase Manhattan Private
                                                  Bank. Mr. Tincher is a vice presi-
                                                  dent of 14 investment companies for
                                                  which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
 Craig M. Varrelman; 37      Vice President      Mr. Varrelman is a first vice pres-
                                                  ident and a portfolio manager of
                                                  Mitchell Hutchins. Mr. Varrelman is
                                                  a vice president of five investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
 Keith A. Weller; 35       Vice President and    Mr. Weller is a first vice president
                          Assistant Secretary     and associate general counsel of
                                                  Mitchell Hutchins. Prior to May
                                                  1995, he was an attorney in private
                                                  practice. Mr. Weller is a vice
                                                  president and assistant secretary
                                                  of 29 investment companies for
                                                  which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.

--------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Fund as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

  The Trust pays board members who are not "interested persons" of the Trust $1,000 annually for each series and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). The Trust presently has six series and thus pays each such trustee $6,000 annually, plus any additional amounts due for board or committee meetings. Messrs. Feldberg and Torell serve as chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex and receive additional annual compensation, aggregating $15,000 each, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Board members own in the aggregate less than 1% of the outstanding shares of the Fund. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trust and the Fund, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a board member or officer.

  The table below includes certain information relating to the compensation of the current board members who held office with the Trust or with other PaineWebber funds during the years indicated.

                              COMPENSATION TABLE

                                                                       TOTAL
                                                                    COMPENSATION
                                                        AGGREGATE     FROM THE
                                                       COMPENSATION    TRUSTS
                                                          FROM        THE FUND
NAME OF PERSON, POSITION                                THE TRUST*   COMPLEX**
------------------------                               ------------ ------------
Richard Q. Armstrong, Trustee.........................       --       $  9,000
Richard R. Burt, Trustee..............................       --          7,750
Meyer Feldberg, Trustee...............................    $7,250       106,375
George W. Gowen, Trustee..............................     7,250        99,750
Frederic V. Malek, Trustee............................     7,250        99,750
Carl W. Schafer, Trustee..............................       --        118,175
John R. Torell III, Trustee...........................       --         28,125

--------

  Only independent members of the board are compensated by the Trust and identified above; board members who are "interested persons," as defined by the 1940 Act, do not receive compensation.

* Represents fees paid to each board member during the fiscal year ended November 30, 1995.
** Represents total compensation paid to each board member during the calendar year ended December 31, 1995; no fund within the fund complex has a pension or retirement plan.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to the Fund pursuant to a separate contract (the
"Advisory Contract"), dated     , 1996 with the Trust. Under the Advisory
Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 1.20% of the Fund's average daily net assets. Furthermore, under a service agreement with the Trust that is reviewed by the board annually, PaineWebber provides certain services to the Fund not otherwise provided by the Fund's transfer agent.

  Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by the Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not "interested persons" (as defined in the 1940 Act) of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law;
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof;
(17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

  [As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation.]

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Fund.


  The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers, but does not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate contract with Schroder Capital, dated
       ("Sub-Advisory Contract"), pursuant to which the Sub-Adviser determines what securities will be purchased, sold or held by the Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays Schroder Capital a monthly fee of 0.65% of the Fund's average daily net assets up to $100 million and .55% of the Fund's average daily net assets above $100 million. Schroder Capital bears all expenses incurred by it in connection with its services under the Sub-Advisory Contract.

  Under the Sub-Advisory Contract, Schroder Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to the Trust, the Fund, its shareholders or Mitchell Hutchins to which Schroder Capital would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

  The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice to Schroder Capital, or by Schroder Capital on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by Schroder Capital of its representations and warranties, which breach shall not have been cured within a 20-day period after notice of such breach; (2) if the Sub-Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract or (3) on 120 days' notice to Schroder Capital.

  NET ASSETS. The following table shows the approximate net assets as of     ,
1996, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS
                                                                       ($ MIL)
      INVESTMENT CATEGORY                                             ----------
      Domestic (excluding Money Market)..............................    $
      Global.........................................................
      Equity/Balanced................................................
      Fixed Income (excluding Money Market)..........................
        Taxable Fixed Income.........................................
        Tax-Free Fixed Income........................................
      Money Market Funds.............................................

  PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins' advisory clients. Schroder Capital personnel may also invest in securities for their own accounts pursuant to a comparable code of ethics.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Fund's Class A, Class B and Class C shares under separate distribution
contracts with the Fund dated        (collectively, "Distribution Contracts")
that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell
Hutchins and PaineWebber dated        relating to the Class A, Class B and
Class C shares (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell the Fund's shares.

  Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares for the Fund. Under the Class B Plan and the Class C Plan, the Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares and Class C shares of the Fund.

  Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the respective Fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Fund shall be committed to the discretion of the board members who are not "interested persons" of the Funds.

  In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of Fund shares.


  "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the Fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Fund's shares, including the PaineWebber retail branch system.

  In approving the Fund's overall Flexible PricingSM system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Fund's shares and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

  In approving the Class B Plan, the board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

  In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

  With respect to each Plan, the board members considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board members also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the board, Schroder Capital is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Schroder Capital seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Schroder Capital generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Fund and subject to the review of the board, Schroder Capital may cause the Fund to purchase and sell portfolio securities through brokers who provide that Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Schroder Capital determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Schroder Capital, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

  For purchases or sales with broker-dealer firms that act as principal, Schroder Capital seeks best execution. Although Schroder Capital may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Schroder Capital will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Schroder Capital may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Schroder Capital receiving multiple quotes from dealers before executing the transactions on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Schroder Capital in advising other funds or accounts and, conversely, research services furnished to Schroder Capital by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Schroder Capital under the Sub-Advisory Contract.

  Investment decisions for the Fund and for other investment accounts managed by Schroder Capital are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the Funds.

  PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

  COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

  An "eligible group of related Fund investors" can consist of any combination of the following:

    (a) an individual, that individual's spouse, parents and children;

    (b) an individual and his or her Individual Retirement Account ("IRA");

    (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

    (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

    (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

    (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

  RIGHTS OF ACCUMULATION-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

  ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. This exchange privilege is available only in those jurisdictions where the sale of PaineWebber fund shares to be acquired through such exchange may be legally made. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

  If conditions exist that make cash payments undesirable, the Funds reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Funds during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

  The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or
(3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

  AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When the investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

  SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends & Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

  REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in the Fund without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends & Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA)(R)

  Shares of PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

PERIODIC INVESTING AND DOLLAR COST AVERAGING.

  Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.

  In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

  . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold
    MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

  . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

  . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the seven RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

  . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

  . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

  . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

  . expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

  . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                         CONVERSION OF CLASS B SHARES

  Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (i) the date on which such Class B shares were issued, or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion into Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and (2) the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Funds would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

  The Fund determines its net asset values per share separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the Sub-Adviser as the primary market. Securities traded in the OTC market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board. In valuing lower rated corporate debt securities it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments of the Fund quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Investments in U.S. government securities and other securities traded over-the-counter (other than short-term investments that mature in 60 days or less) are valued at the last quoted bid price in the over-the-counter market. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity unless the board determines that this does not represent fair value.

  Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

  The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:

 P(1 + T)n    = ERV
                a hypothetical initial payment of $1,000 to purchase shares of a
where:    P   = specified Class
          T   = average annual total return of shares of that Class
          n   = number of years
        ERV   = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

  The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

  Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.


  OTHER INFORMATION. In Performance Advertisements, the Fund may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International World Index (including Asia Pacific regional indexes) and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Funds are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

  In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For the Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes; (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources; and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which may have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The use of hedging strategies, such as writing ("selling") and purchasing options and futures contracts, and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities).

  If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures, forward currency contracts and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

                               OTHER INFORMATION

  Prior to February 26, 1992, PaineWebber Managed Investments Trust was known as "PaineWebber Fixed Income Portfolios."

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or the Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust or the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes it remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the Fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  CLASS-SPECIFIC EXPENSES. The Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Fund's transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the transfer agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                               APPENDIX A:



              ASIA PACIFIC REGION ECONOMIES & STOCK MARKETS

  The Asian continent covers approximately one-fifth of the earth's surface and is home to over half the world's population. The Fund's investment focus does not include the countries contained in the areas of Asia west of the Pakistan border and north of the continent's southernmost border of the former Soviet Union. The discussion and tables below focus on [12] of the primary Asia Pacific Region countries in which the Fund may generally invest. Data on the United States appears for comparative purposes.

ECONOMIES

 Background

  During the past 14 years, countries in the Asian region have experienced real economic growth rates exceeding those experienced by many Western industrialized countries. As Table 1 shows, all of the economies of the Asia Pacific Region countries listed therein, except for that of the Philippines, grew faster than that of the United States. The fastest growing economy in Asia between 1980 and 1994 was China, with an average annual growth rate of 10.1%, followed by South Korea, with an annual average growth rate of 8.9%. See "Certain Recent Developments in South Korea, China and Hong Kong" below in this Appendix A.

                                 TABLE 1

                                 REAL GDP

                                              AVERAGE REAL GDP       NOMINAL
                                            GROWTH FOR THE PERIOD      GDP
                                                  1980-1994            1993
                                            --------------------- --------------
                                                     (%)          (US$ BILLIONS)
Australia..................................
China......................................         10.1                577
Hong Kong*.................................          6.7                105
India*.....................................          5.2                269
Indonesia..................................          5.8                139
Malaysia*..................................          6.2                 60
New Zealand................................
Philippines................................          1.3                 55
Singapore..................................          7.0                 56
South Korea................................          8.9                338
Taiwan*....................................          7.4                222
Thailand*..................................          8.0                123
United States..............................          2.7              6,378

--------

Source: World Bank: World Development Report 1995; International Monetary Fund, World Economic Outlook, October 1995.

* Source: Statistical Yearbook, 1994.

(a) China: GNP

  Schroder Capital believes that existing economic conditions in the Asia Pacific Region provide for high levels of economic activity in the long term, offering the potential for long-term capital appreciation from investment in equity securities of Asia Pacific companies. Among these conditions, discussed in turn below, are the following: (1) the increasing industrialization of Asian economies,
(2) favorable demographics and competitive wage rates, (3) high rates of domestic savings available to fund investment, particularly in the area of infrastructure, (4) the ability to attract foreign direct investment, (5) the emergence of a regional trading zone and (6) rising per capita incomes available to support local markets for consumer goods.

 Industrialization

  The rapid ongoing shift from primary industries into industrial manufacturing has contributed to high rates of economic activity, as shown in Table 2. Between 1970 and 1993, there has been a significant shift in the percentage of GDP accounted for by the agricultural sector in these markets and a marked increase in output by the industrial sector, most markedly in South Korea, Indonesia and Malaysia. In Japan and Hong Kong, the most developed economies in the region, there has been a transition away from industry in favor of the service sector which accounted for 57% and 79%, respectively, of 1993's GDP, a trend also followed in the United States. Generally in the Asia Pacific Region countries there is still potential for further industrialization so as to reach the levels presently attained by the countries of the industrialized world. For example, as shown in Table 2, in China, India, Indonesia and the Philippines, agriculture accounted for an average of approximately 23% of GDP in 1993. Even though agricultural output accounts for a declining portion of overall GDP, over 40% of the world's total cereal production came from countries in the Asia Pacific Region in 1992, including 85% of total rice production. Therefore, the incidence of monsoon and other weather-related conditions can have a significant positive or negative impact on the annual GDP of the region's agriculture-based economies.

                                 TABLE 2

   BREAKDOWN OF GDP: PERCENTAGES FOR AGRICULTURE, INDUSTRY AND SERVICES

                               AGRICULTURE (%)   INDUSTRY (%)    SERVICES (%)
                               ----------------  --------------  --------------
                                1970     1993     1970    1993    1970    1993
                               -------  -------  ------  ------  ------  ------
Australia.....................
China.........................      34       19      38      48      28      33
Hong Kong.....................       2        0      36      21      62      79
India.........................      45       31      22      27      33      41
Indonesia.....................      45       19      19      39      36      42
Malaysia......................      29       16      25      44      46      40
New Zealand...................
Philippines...................      30       22      32      33      39      45
Singapore.....................       2        0      30      37      68      63
South Korea...................      26        7      29      43      46      50
Taiwan........................      13        3      44      42      43      55
Thailand......................      26       10      25      39      49      51
United States.................       3        1      54      44      43      55

--------

Sources: World Bank: World Development Report 1995; Asian Development Bank:
Key Indicators of Developing Asian and Pacific Economies 1995; United States 1991 statistics: U.S. Department of Commerce, National Income and Product Accounts 1993; 1970 statistics: Aremos database.

 Favorable Demographics and Competitive Wages

  Based on favorable demographic statistics as to the Asia Pacific Region countries relative to the United States and Western Europe and the existence in the region of low relative wage rates, Schroder Capital believes that the competitive advantages of Asia, particularly access to a large pool of disciplined and low cost (and in East Asia, well educated) labor, will continue to lead to high levels of inward capital investment by companies based in the industrialized world. Moreover, the demographic profile of Asia Pacific Region countries, as shown in Table 3 below, shows a plentiful potential supply of new labor force participants as indicated by the high percentage of the populations under 15 years of age. In this respect, India, Indonesia, Malaysia, the Philippines and Thailand are well positioned. The larger this percentage, the lower the likelihood of significant upward pressure on wage rates over the medium term, thus ensuring a continuation of the current favorable cost structure these countries enjoy relative to the United States and Japan. In addition, these countries in particular need to maintain a sufficient level of overall economic activity in order to provide employment opportunities to new entrants. If this cannot be achieved, as in the case of the Philippines, the export of labor may occur. Direct investment and the establishment of labor intensive industries, such as textiles, have had a favorable impact on job creation in the Asia Pacific Region. However, direct investment may be deterred by the absence of basic infrastructure, such as energy, telephone lines, ports, roads and railways, as has occurred in the Philippines with shortages of electricity.

                                 TABLE 3

       DEMOGRAPHIC STRUCTURE OF ASIA PACIFIC REGION COUNTRIES: 1993

                                                                   1995 AVERAGE
                                     % OF       % OF       % OF    MANUFACTURING
                                  POPULATION POPULATION POPULATION  HOURLY WAGE
                                    UNDER      15-64      65 AND      COST IN
                                   15 YEARS    YEARS      ABOVE       US$(B)
                                  ---------- ---------- ---------- -------------
Australia........................
China............................     27         66          7          0.57
Hong Kong........................     21         66          9          4.89
India............................     36         56          4          0.35
Indonesia........................     36         59          4          0.75
Malaysia.........................     39         53          2          2.26
New Zealand......................
Philippines......................     39         54          2          0.90
Singapore........................     23         66          6          7.11
South Korea......................     25         70          4          6.25
Taiwan(a)........................     25         68          7          5.98
Thailand.........................     32         62          2          1.14
United States....................     22         63         12         17.63

--------

Source: World Bank: World Development Report 1993. Based on latest census
(1991).

(a) Source: Statistical Yearbook, 1994.

(b) Source: Data Resources Inc.--McGraw-Hill

 Savings and Infrastructure

  There is a need in the Asia Pacific Region countries for substantial investment in infrastructure. As shown in Table 4, a low penetration rate of telephone lines per 1,000 population exists in each of China, India, Indonesia, Malaysia and Thailand. Asia has the means to overcome the deficiency in infrastructure given its high domestic savings rates, which are also shown in Table 4. A high rate of savings is generally associated with strong investment, rising productivity and faster GDP growth. Singapore, with savings equal to 47% of GDP, followed by China at 40% and Malaysia at 38%, in particular compare favorably with the United States in this regard. The savings rates of India and the Philippines are the lowest in the region and, in the opinion of the Schroder Capital, will have to be raised if investment, and hence growth, is to accelerate in such countries. China is still in the process of developing a network of financial intermediaries capable of channeling available funds between savers and investors, the lack of which may constrain growth in the short term.

                                 TABLE 4

                        SAVINGS AND INFRASTRUCTURE

                                                                        1992
                                                            1993     TELEPHONE
                                                         SAVINGS AS    LINES
                                                            % OF      PER 1000
                                                            GDP*    POPULATION**
                                                         ---------- ------------
Australia...............................................
China...................................................     40          10
Hong Kong...............................................     31         485
India...................................................     24           8
Indonesia...............................................     31           8
Malaysia................................................     38         112
New Zealand.............................................
Philippines.............................................     16          10
Singapore...............................................     47         415
South Korea.............................................     35         357
Taiwan..................................................     27         449(a)
Thailand................................................     36          31
United States...........................................     15         565

--------

 * Source (except as hereinafter noted): World Bank: World Bank Development Report 1993.

(a) 1991 Data Source: Statistical Yearbook of ROC 1992.

 Ability to Attract Foreign Direct Investment

  Foreign direct investment has underpinned economic growth in the Asia Pacific Region. With the rapid appreciation of the Yen since the end of 1985, Japanese investment flows have increased considerably. The Asian share of Japanese foreign direct investment is growing: Asia attracted 21% of Japanese outflows in the first half of 1994, up from 12% in 1989, a growing share of which is manufacturing. In 1991 the number of offshore Japanese manufacturing subsidiaries was higher in Asia (10,483) than in North America (5,272) and Europe (2,216).

                                 TABLE 5

            DIRECT INVESTMENT IN ASIA FROM THE U.S. AND JAPAN

                            (US$ IN MILLIONS)

                                                                         1994
                                                                        -------
From the United States................................................. $46,500
% of U.S. total........................................................     7.7%
From Japan............................................................. $76,216
% of Japanese total....................................................    16.4%
From the European Community............................................     $
% of European Community Total..........................................       %

--------

Sources: United States data: U.S. Department of Commerce--Survey of Current Business; Japan data: Ministry of Finance--June 1995 International Investment Statistics; and European Community data:

  Schroder Capital believes that in addition to increasing the foreign supply of capital, direct foreign investment from Japan confers a number of benefits which enhance the long-term growth potential of a recipient country, including, but not limited to, (1) the mobilization of domestic savings for productive purposes in joint ventures between multinational corporations and local companies, (2) the improvement of local training and education as local employees are exposed to modern production techniques and established training methods, (3) the modernization of management and accounting, (4) a transfer of technology and (5) the promotion of exports.

 Trade and Exports

  Most of the countries in the Asia Pacific Region have historically pursued the Japanese development model of export-led growth. This, together with the inflow of foreign manufacturing facilities, has led in general to strong export sector performances. During the 1980s, a significant proportion of Asian exports was shipped to the United States and Europe, which resulted in severe trade account imbalances. The appreciation of the Japanese Yen since the end of 1985, together with increasingly persistent attempts on the part of various U.S. administrations to lower Asian trade barriers, has resulted in a shift in the pattern of trade. Table 6 shows that in 1994, 48.0% of Asian exports went to Asian markets, while 51.2% of total Asian imports were from Asia. These trade figures suggest that Asia's importance as a market in its own right is growing.

                                 TABLE 6

                   THE SHAPE OF INTRA-ASIAN TRADE, 1994

                            (US$ IN MILLIONS)

EXPORTS FROM:             TO:

                          SOUTH           HONG                                                                    EXPORTS
                  JAPAN   KOREA  TAIWAN+  KONG  SINGAPORE INDONESIA MALAYSIA PHILIPPINES THAILAND  CHINA  INDIA  TO ASIA**
                 ------- ------- ------- ------ --------- --------- -------- ----------- -------- ------- ------ ---------
Japan...........
South Korea.....  13,523     --   2,732   8,015    4,152    2,540     1,652     1,212      1,835    6,293  1,160    44,414
Taiwan+.........  10,179   1,800    --   13,885    3,936    1,316     5,063     1,270      2,560   14,034    268    52,361
Hong Kong.......   5,436   2,415  3,688     --     4,214      921     1,156     1,868      1,291   49,639    522    77,483
Singapore.......   5,766   2,532  3,894   8,383      --     1,793    19,029     1,577      5,355    2,098  1,231    55,578
Indonesia.......  11,751   2,584  1,919   1,150    1,793      --        856       362        406    1,445    213    21,323
Malaysia........   7,010   1,646  1,754   2,715   12,167      715       --        611      2,216    1,933    527    32,973
Philippines.....   2,020     291    452     651      707       72       221       --         167      164     13     5,067
Thailand........   7,524     653    969   2,211    4,037      277     2,107       211        --       914    166    19,674
China...........  21,490   4,376  2,242  32,366    2,563    1,052     2,118       476      1,159      --     572    70,122
India...........   2,925     396    284   1,349      459      230       305        91        409      235    --      6,880
                                                                                                                   544,271
Imports from
 Asia...........  98,036  41,660 41,724  24,780   60,903   13,940    34,509    12,267     31,544   65,174  5,585   530,127
Total Imports... 275,235 102,348 85,359  61,770  102,670   30,500    59,581    22,531     54,324  114,563 20,762 1,035,643
Asia/World
 Total(%).......    35.6    40.7   48.9    77.1     59.3     45.7      57.9      54.4       58.0     56.9   20.9     51.18
                             ASIA/
                   TOTAL     WORLD
                  EXPORTS    TOTAL%
                 --------- ----------
Japan...........
South Korea.....    96,013       46.3
Taiwan+.........    93,056       56.0
Hong Kong.......   151,395       51.2
Singapore.......    96,826       57.4
Indonesia.......    40,054       53.2
Malaysia........    58,756       56.1
Philippines.....    13,342       40.0
Thailand........    41,757       47.1
China...........   119,816       58.5
India...........    25,057       27.5
                 1,133,077 48.0347761
Imports from
 Asia...........
Total Imports...
Asia/World
 Total(%).......

--------

Sources: IMF Directory of Trade Statistics 1995: Taiwan; Industry of Free China November 1995. The Economist Intelligence Unit Country Report.

+ Taiwan Export data based on import statistics of trading partners. 1993 data has been used where 1994 is not available.

 Rising Per Capital Incomes

  Overall economic activity in the Asia Pacific Region has been supported by a rising trend in per capita GDP. This trend is highly significant in light of the fact that the Asian region contains three of the world's four most populous nations, China (1.16 billion), India (876 million) and Indonesia (183 million). Consequently, in Schroder Capital's opinion, the prospects for the establishment of substantial local markets for a wide range of consumer products, both imported and locally manufactured, are attractive.

  Table 7 shows 1993 per capita GDP and the potential for catch-up by the poorer Asia Pacific Region countries, such as China, India, Indonesia, the Philippines and Thailand. Although China was the fastest growing economy in the region in 1992, Schroder Capital believes that on a per capita GDP basis there remains great potential for future growth.

                                 TABLE 7

                              GDP PER CAPITA

                                 (U.S.$)

                                                                           1993
                                                                          ------
Australia................................................................
China....................................................................    490
Hong Kong................................................................ 18,060
India....................................................................    300
Indonesia................................................................    740
Malaysia.................................................................  3,140
New Zealand..............................................................
Philippines..............................................................    850
Singapore................................................................ 19,850
South Korea..............................................................  7,660
Taiwan (a)............................................................... 10,667
Thailand.................................................................  2,100
United States............................................................ 24,740

--------

Source: World Bank: World Development Report 1995.

(a) Source: 1980: Statistical Yearbook of ROC 1994.

 Certain Recent Developments in South Korea, China and Hong Kong

  South Korea. Although, in general, all the necessary conditions for continuing growth exist throughout the Asian region, it is possible that those economies that experienced the fastest growth in GDP (as shown in Table 1 above) may not continue to expand at such a strong pace in the future. For example, in Schroder Capital's opinion, South Korea is unlikely to experience such high rates of economic activity in the future. In 1992, the growth rate slowed to 4.7% as a result of an austerity program implemented during 1991 to combat a deteriorating trade account and rising inflation. This followed on a surge of domestic construction spending, the purpose of which was to offset the slowing trend of South Korean exports from 1989 onwards. The competitiveness of the South Korean export sector had been affected by a substantial increase in wage rates coinciding with South Korea's shift toward a more democratic form of government and the concomitant relaxation of trade union and press controls. Moreover, the establishment of lower cost production bases, such as China, is providing intensifying competition. By the end of 1992, interest rates had declined from a peak of 19% as of the third quarter of 1991 to 13.8%. Inflation had fallen from 9.3% in 1991 to 4.5% in 1992, and the current account deficit had narrowed from $8.73 billion to $4.5 billion over the same period. A tentative sign of rising consumer confidence was evident in a pick-up in retail sales in May 1993. These factors, together with the significant benefit brought to South Korean exporters by the appreciation of the Japanese Yen in 1993, lead Schroder Capital to believe that the South Korean economy is unlikely to slow further in the near term.

  China. In 1978 China's then Premier, Deng Xiaoping, initiated an open door policy which allowed for the establishment of special economic zones and the acceptance of foreign direct investment. As a result, there has been a more market oriented Chinese economy. This has included a shift by non-state enterprises into China's industrial sector. As a result, by the end of 1992, the share of the state sector in total production had steadily declined from a peak of 90% in the 1960s to less than 50%. This program has accelerated over the past two years, with the decontrol of most consumer prices. This policy resulted in inflation rates rising to approximately a 17% annual rate by the first quarter of 1993, and a run-down of China's exchange reserves from $45 billion at the beginning of 1992 to $21 billion at year-end. In June 1993, a partial relaxation of currency controls was effected, which resulted in an immediate devaluation of the Yuan Renminbi (Rmb) on the Shanghai swap market from approximately Rmb 5 per U.S. dollar to Rmb 10 per U.S. dollar. The rate has since recovered slightly to approximately Rmb 9 to the U.S. dollar. In August 1993, in the light of further elements of overheating, an austerity program was announced by Vice Premier Zhu Rongji, head of the People's Bank of China, which included the calling in of bank loans and increases in interest rates by 250 basis points between June and September 1993. It is uncertain if this program is being strictly enforced, and whether it will be effective in cooling down the Chinese economy. Schroder Capital believes, however, that it is unlikely that in the long term the reform process in China will be affected, although, in the short-term, there could be a breakdown of consensus within the Chinese ruling party concerning the pace of reform.

  Hong Kong. Hong Kong's economy is the most likely to be affected by reform in China. Shenzhen, one of the earliest and most successful economic zones in China, is located close to the Hong Kong/Chinese border. Hong Kong companies have set up a broad range of manufacturing facilities in Southern China and Hong Kong provides an array of services to Southern China, including finance, telecommunications, energy and management knowhow. Between 1979 and 1992 Hong Kong accounted for almost 60% of direct foreign investment into China. In 1992 Hong Kong's real growth accelerated to 5%, the fastest rate since 1988, led by the boom in the neighboring Chinese provinces. Consequently Hong Kong's inflation rate rose to 7.9% by September 1993.

SECURITIES MARKETS

 Historical Development

  There has been no set pattern to the historical developments of the stock markets in the region. Some stock exchanges, such as that in Bombay, India, have been operating since as early as 1875, while the Shenzhen Exchange in China, the most recently established, has operated only since 1991. Additionally, for a wide variety of historical and/or ideological reasons foreign ownership restrictions have at some time been imposed over most stock exchanges in the region. The discussion on the following page highlights those Asia Pacific Region countries where foreign investment remains restricted.

                       DEVELOPMENT OF STOCK MARKETS

                                1984--1993

                                    ANNUAL TRADING   NUMBER OF    MARKET CAP
                                         VALUE        LISTED       DEC. 31,
                                    U.S.$ MILLIONS   COMPANIES  U.S.$ BILLIONS
                                    --------------- ----------- ----------------
 EXCHANGE           LOCAL INDEX      1984    1993   1984  1993   1984     1993
 --------        ------------------ --------------- ----- ----- -------  -------
 Australia......
 China.......... N/A                         43,395   N/A   183     N/A       40
 Hong Kong...... Hang Seng           6,243  131,550   N/A   450      23      385
 India.......... SE Bombay Index     3,916   21,879 3,882 6,800       6       98
 Indonesia...... JSE Composite           2    9,158    24   174     0.1       33
 Malaysia....... KLSE Composite      2,226  153,661   217   410      19      220
 New Zealand....
 Philippines.... ManilaCom/IndIndex    125    6,785   149   180       8       40
 Singapore...... DDS 50              3,849   81,623   121   178      12      133
 South Korea.... KOSPI               3,869  211,710   336   693              139
 Taiwan......... TSE                 8,194  346,487   123   285      10      195
 Thailand....... SET                   434   86,934    96   347       2      130

--------

Sources: Emerging Stock Markets Factbook 1994: International Finance Corp.

  Up until 1987, investment in Indonesia was effectively closed to foreigners; South Korea opened up 15% of equity ownership to foreigners by 1995; Taiwan offers limited access to foreign investors; and India has authorized direct access for approved international institutional investors in 1995. Many companies in China, India, Indonesia, South Korea, Malaysia, the Philippines, Singapore and Thailand have foreign investment restrictions which can result in foreign owned stock trading at a substantial premium or discount to locally-owned shares. Average daily volume can be much lower in these markets than a typical day's trading volume in the United States, particularly in the small and medium capitalization sectors of the less well developed stock markets. In some of these markets, for example, Hong Kong, Taiwan and Thailand, retail trading is comparatively more active and institutional investment accounts for a lower proportion of total trading. A large volume of retail trading can result in more volatile stock markets, although some markets have daily price fluctuation limits.

  Foreign investment restriction may in the future be subject to change. For example, the Council of Ministers in Thailand has approved the establishment of mutual fund management companies, to be called "Tai Trust Funds," managed by the Stock Exchange of Thailand. Thai Trust Funds, expected to be implemented by the end of 1996, would permit unlimited foreign shareholding of Thai securities, subject to restrictions on voting. In addition, it is expected that South Korea will increase the percentage of stock of a Korean issuer that may be owned by foreigners. Such changes could have the effect of reducing or eliminating the premium at which many foreign owned stocks presently trade. This could have an adverse effect on the Fund if it had previously purchased such stocks at a premium.

  Since the mid 1980s, however, stock market development throughout the region, both with respect to daily trading volume and the number of securities traded, has gained momentum. In terms of market capitalization, after Japan, Hong Kong is the largest stock market in Asia, capitalized at US$385 billion as of December 1993, followed by Malaysia at US$220 billion. Over the period from 1984 to 1993, Indonesia saw a 625% expansion in the number of listed companies, coupled with an increase in market capitalization from $85 million to $33 billion. The number of listed companies in South Korea, Taiwan and Thailand increased 106%, 132% and 261%, respectively, over the same period, while annual stock exchange turnover in these markets rose dramatically.

                           STOCK MARKET RETURNS

                                                                    STOCK
                                            AVERAGE ANNUAL      MARKET RETURNS
                                          STOCK MARKET RETURN (LOCAL CURRENCY %)
                                          (LOCAL CURRENCY %)    1 MONTH TO END
                                               1990-1995         JANUARY 1996
                                          ------------------- ------------------
     Australia...........................
     China...............................         N/A                 N/A
     Hong Kong...........................        25.3                12.9
     India...............................        25.4 (a)            (6.3)
     Indonesia...........................         0.2                13.4
     Malaysia............................        13.9                 4.5
     New Zealand.........................
     Philippines.........................        33.9                 9.9
     Singapore...........................        13.8                 5.7
     South Korea.........................         6.2                (1.2)
     Taiwan..............................         5.3                (6.6)
     Thailand............................        20.7                 9.8
     United States.......................        11.6                 3.5

--------

Source: MSCI Price Indices.

(a) Source: F.E. Bombay Index, Emerging Stock Markets Factbook.

  The Asia Pacific Region stock markets have seen positive returns over the past five calendar years, although such returns cannot be assured in the future. These markets in general do not move together. For example, during the period 1990 to 1995, the best performing market was the Philippines and the worst was Japan, while for the first two months of 1996 the best performing market was Indonesia and the worst was Taiwan. The stock markets in most of the Asia Pacific Region countries are at high levels which may not persist. Accordingly, to the extent that the Fund purchases securities at present levels in these and other high performing Asian stock markets, there may be a greater risk that the value of such securities may decline.

                                APPENDIX B

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

  AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's apply numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

  AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C1. The rating C1 is reserved for income bonds on which no interest is being paid; D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ----------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Policies and Restrictions.....................................    1
Hedging and Related Strategies...........................................   14
Trustees and Officers....................................................   23
Investment Advisory and Distribution Arrangements........................   31
Portfolio Transactions...................................................   35
Reduced Sales Charges, Additional Exchange and Redemption Information and
 Other Services..........................................................   37
Conversion of Class B Shares.............................................   41
Valuation of Shares......................................................   42
Performance Information..................................................   42
Taxes....................................................................   45
Other Information........................................................   48
Appendix A...............................................................  A-1
Appendix B ..............................................................  B-1

(C)1996 PaineWebber Incorporated
                                                                    PaineWebber

                                                  Asia Pacific Growth Fund




--------------------------------------------------------------------------------
                                             Statement of Additional Information

                                                           November  , 1996

--------------------------------------------------------------------------------


                                                                            LOGO

                           PART C. OTHER INFORMATION
                           -------------------------

     Item 24.         Financial Statements and Exhibits
                      ---------------------------------
     (a)      Financial Statements:

              Included in Part A of this Registration Statement for PaineWebber Asia Pacific Growth Fund:

              Not Applicable

              Included in Part B of this Registration Statement for PaineWebber Asia Pacific Growth Fund:

              Not Applicable

     (b)      Exhibits:
              (1)     (a)      Declaration of Trust1/
                      (b)      Amendment to Declaration of Trust effective
                               January 28, 1988 2/
                      (c)      Amendment to Declaration of Trust effective July
                               1, 1990 6/
                      (d)      Amendment to Declaration of Trust effective March
                               21, 1991 7/
                      (e)      Amendment to Declaration of Trust effective April
                               1, 1991 8/
                      (f)      Amendment to Declaration of Trust effective July
                               1, 1991 11/
                      (g)      Amendment to Declaration of Trust effective
                               February 26, 1992 10/
                      (h)      Amendment to Declaration of Trust effective
                               January 25, 1993 12/
                      (i)      Amendment to Declaration of Trust effective May
                               25, 1993 14/
                      (j)      Amendment to Declaration of Trust effective July
                               30, 1993 14/
                      (k)      Amendment to Declaration of Trust effective
                               November 13, 1993 18/
                      (l)      Amendment to Declaration of Trust effective July
                               20, 1995 20/
                      (m)      Amendments to Declaration of Trust effective
                               October 20,1995, November 10, 1995 and November
                               29, 1995 21/
                      (n)      Amendment to Declaration of Trust effective
                               September 19, 1996 (filed herewith)
              (2)     (a)      By-Laws 1/
                      (b)      Amendment to By-Laws effective March 19, 1991 7/
                      (c)      Amendment to By-Laws effective September 28, 1994
                               18/
              (3)     Voting trust agreement - none

              (4) Instruments defining the rights of holders of the Registrant's share of beneficial interest 19/
              (5)     (a)      Investment Advisory and Administration Contract
                               4/
                      (b)      Investment Advisory Fee Agreement with respect to
                               PaineWebber Utility Income Fund 15/
                      (c)      Investment Advisory Fee Agreement with respect to
                               PaineWebber Low Duration U.S. Government Income
                               Fund 15/
                      (d)      Form of Investment Advisory Fee Agreement with
                               respect to PaineWebber Asia Pacific Growth Fund
                               (filed herewith)
                      (e)      Form of Sub-Advisory Contract with respect to
                               PaineWebber Asia Pacific Growth Fund (filed
                               herewith)
              (6)     (a)      Distribution Contract with respect to Class A
                               Shares 15/
                      (b)      Distribution Contract with respect to Class B
                               Shares 15/
                      (c)      Distribution Contract with respect to Class C
                               Shares 21/
                      (d)      Distribution Contract with respect to Class Y
                               Shares 21/
                      (e)      Exclusive Dealer Agreement with respect to Class
                               A Shares 15/
                      (f)      Exclusive Dealer Agreement with respect to Class
                               B Shares 15/
                      (g)      Exclusive Dealer Agreement with respect to Class
                               C Shares 21/
                      (h)      Exclusive Dealer Agreement with respect to Class
                               Y Shares 21/
              (7)     Bonus, profit sharing or pension plans - none
              (8)     Custodian Agreement 2/
              (9)     (a)  Transfer Agency and Service Contract 6/
                      (b)      Service Contract 5/
              (10)    (a)      Opinion and consent of Kirkpatrick & Lockhart
                               LLP, counsel to the Registrant, with respect to Class A and Class B shares of U.S. Government
                               Income Fund, Investment Grade Income Fund, and
                               High Income Fund 8/
                      (b)      Opinion and consent of Kirkpatrick & Lockhart
                               LLP, counsel to the Registrant, with respect to Class A and Class B shares of PaineWebber Utility
                               Income Fund 9/
                      (c)      Opinion and consent of Kirkpatrick & Lockhart
                               LLP, counsel to the Registrant, with respect to Class C Shares of the above-referenced Funds 11/
                      (d)      Opinion and consent of Kirkpatrick & Lockhart
                               LLP, counsel to the Registrant, with respect to PaineWebber Low Duration U.S. Government Income
                               Fund 12/

                      (e)      Opinion and consent of Kirkpatrick & Lockhart
                               LLP, counsel to the Registrant, with respect to
                               Class Y Shares of PaineWebber Low Duration U.S.
                               Government Income Fund 20/
                      (f)      Opinion and consent of Kirkpatrick & Lockhart
                               LLP, counsel to the Registrant, with respect to
                               Class Y Shares of PaineWebber Utility Income Fund
                               22/
                      (g)      Opinion and consent of Kirkpatrick & Lockhart
                               LLP, counsel to the Registrant, with respect to
                               Class Y Shares of PaineWebber Investment Grade
                               Income Fund and PaineWebber High Income Fund 23/
                      (h)      Opinion and consent of Kirkpatrick & Lockhart
                               LLP, counsel to the Registrant, with respect to
                               Class A, Class B and Class C shares of
                               PaineWebber Asia Pacific Growth Fund (filed
                               herewith)
              (11)    Auditor's Consent -- Not applicable
              (12)    Financial statements omitted from prospectus - none
              (13)    Letter of investment intent 3/
              (14)    Prototype Retirement Plan 10/
              (15)    (a)      Plan pursuant to Rule 12b-1 with respect to Class
                               A Shares 9/
                      (b)      Plan pursuant to Rule 12b-1 with respect to Class
                               B Shares 9/
                      (c)      Plan pursuant to Rule 12b-1 with respect to Class
                               C Shares 12/
                      (d)      Distribution Fee Addendum with respect to Class C
                               shares of PaineWebber Low Duration U.S.
                               Government Income Fund 15/
                      (e)      Distribution Fee Addendum with respect to Class C
                               shares of PaineWebber Asia Pacific Growth Fund
                               (filed herewith)
              (16)    Schedule for Computation of Performance Quotations 8/
                      (a)      Schedule for Computation of Performance
                               Quotations for Class A shares of U.S. Government
                               Income Fund, Investment Grade Income Fund, and
                               High Income Fund 7/
                      (b)      Schedule for Computation of Performance
                               Quotations for Class B shares of U.S. Government
                               Income Fund, Investment Grade Income Fund, and
                               High Income Fund 10/
                      (c)      Schedule for Computation of Performance
                               Quotations for Class Y shares of U.S. Government
                               Income Fund 10/
                      (d)      Schedule for Computation of Performance
                               Quotations For Class C shares of U.S. Government
                               Income Fund, Investment Grade Income Fund, and
                               High Income Fund 13/
                      (e)      Schedule for Computation of Performance
                               Quotations for Class A, Class B and Class C shares of PaineWebber Utility Income Fund 16/

                      (f) Schedule for Computation of Performance Quotations for Class A, Class B, and Class C shares of PaineWebber Low Duration U.S. Government Income Fund 16/
              (17)    Financial Data Schedule - none
              (18)    Plan Pursuant to Rule 18f-3 24/


     1/ Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement, SEC File No. 2-91362, filed January 30, 1987.

     2/ Incorporated by reference from Post-Effective Amendment No. 8 to the registration statement, SEC File No. 2-91362, filed March 31, 1988.

     3/ Incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement, SEC File No. 2-91362, filed July 18, 1984.

     4/ Incorporated by reference from Post-Effective Amendment No. 10 to the registration statement, SEC File No. 2-91362, filed March 6, 1989.

     5/ Incorporated by reference from Post-Effective Amendment No. 12 to the registration statement, SEC File No. 2-91362, filed January 31, 1990.

     6/ Incorporated by reference from Post-Effective Amendment No. 15 to the registration statement, SEC File No. 2-91362, filed January 31, 1991.

     7/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement, SEC File No. 2-91362, filed March 28, 1991.

     8/ Incorporated by reference from Post-Effective Amendment No. 18 to the registration statement, SEC File No. 2-91362, filed May 2, 1991.

     9/ Incorporated by reference from Post-Effective Amendment No. 19 to the registration statement, SEC File No. 2-91362, filed March 2, 1992.

     10/ Incorporated by reference from Post-Effective Amendment No. 20 to the registration statement, SEC File No. 2-91362, filed April 1, 1992.

     11/ Incorporated by reference from Post-Effective Amendment No. 21 to the registration statement, SEC File No. 2-91362, filed May 1, 1992.

     12/ Incorporated by reference from Post-Effective Amendment No. 23 to the registration statement, SEC File No. 2-91362, filed January 26, 1993.

     13/ Incorporated by reference from Post-Effective Amendment No. 24 to the registration statement, SEC File No. 2-91362, filed April 1, 1993.

     14/ Incorporated by reference from Post-Effective Amendment No. 25 to the registration statement, SEC File No. 2-91362, filed August 10, 1993.

     15/ Incorporated by reference from Post-Effective Amendment No. 26 to the registration statement, SEC File No. 2-91362, filed October 4, 1993.

     16/ Incorporated by reference from Post-Effective Amendment No. 28 to the registration statement, SEC File No. 2-91362, filed April 1, 1994.

     17/ Incorporated by reference from Post-Effective Amendment No. 30 to the registration statement, SEC File No. 2-91362, filed July 1, 1994.

     18/ Incorporated by reference from Post-Effective Amendment No. 34 to the registration statement, SEC File No. 2-91362, filed January 27, 1995.

     19/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Declaration of Trust, as amended effective January 28, 1988, July 1, 1990, March 21, 1991, April 1, 1991,
              July 1, 1991, February 26, 1992, January 25, 1993, July 30, 1993,
              November 13, 1993, July 20, 1995, October 20, 1995, November 10, 1995, November 29, 1995 and September 19, 1996 and from Articles II, VII and X of Registrant's By-Laws, as amended March 19, 1993 and September 28, 1994.

      20/ Incorporated by reference from Post-Effective Amendment No. 38 to the registration statement, SEC File No. 2-91362, filed September 5, 1995.



      21/ Incorporated by reference from Post-Effective Amendment No. 39 to the registration statement, SEC File No. 2-91362, filed February 14, 1996.

      22/ Incorporated by reference from Post-Effective Amendment No. 41 to the registration statement, SEC File No. 2-91362, filed
              May 30, 1996.

      23/ Incorporated by reference from Post-Effective Amendment No. 42 to the registration statement, SEC File No. 2-91362, filed June 3, 1996.

      24/ Incorporated by reference from Post-Effective Amendment No. 43 to the registration statement, SEC File No. 2-91362, filed July 31, 1996.


     Item 25.         Persons Controlled by or under Common Control with
                      Registrant - None

     Item 26.         Number of Holders of Securities

                                                            Number of Record
                      Title of Class                        Shareholders as of
                      --------------                        August 30, 1996
                                                            ----------------
     Shares of beneficial interest, par value $0.001 per
     share, in

     U.S. Government Income Fund

     4,576              Class A Shares                      25,778
     4,527              Class B Shares                       4,862

     4,572              Class C Shares                       2,833
     4,584              Class Y Shares                         164

     Investment Grade Income Fund

     4,577              Class A Shares                      15,659
     4,520              Class B Shares                       3,459

     4,573              Class C Shares                       1,874
      N/A               Class Y Shares                        ___

     High Income Fund

     4,578              Class A Shares                      15,383
     4,529              Class B Shares                      11,437

     4,574              Class C Shares                       5,747
      N/A               Class Y Shares                        ___

     PaineWebber Utility Income Fund

     2,546              Class A Shares                         850

     2,516              Class B Shares                       2,734
     2,556              Class C Shares                         965

     2,536              Class Y Shares                           0

     PaineWebber Low Duration
     U.S. Government Income Fund
     2,548              Class A Shares                         922

     2,518              Class B Shares                         756
     2,558              Class C Shares                      14,830

     2,538              Class Y Shares                          34

     PaineWebber Asia Pacific Growth Fund
      N/A               Class A Shares                        ___

      N/A               Class B Shares                        ___
      N/A               Class C Shares                        ___

      N/A               Class Y Shares                        ___


     Item 27.  Indemnification
               ---------------
               Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant.
     Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

              Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with, or having a claim against, the Trust; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

              Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to
     Article X, the trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

              Article XI of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

              Section 9 of the Investment Advisory and Administration Contract (the "Contract") between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Trust provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 10 of the Contract provides that the trustees shall not be liable for any obligations of the Trust under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Trust in settlement of such right or claim and not to the assets and property of the trustees.

              Section 9 of each Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors or controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with each Distribution Contract.

              Section 9 of each Exclusive Dealer Agreement contains provisions similar to Section 9 of each Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

              Section 6 of the Service Contract provides that PaineWebber shall be indemnified and held harmless by the Trust against all liabilities, except those arising out of bad faith, gross negligence, willful misfeasance or reckless disregard of its duties under the Service Contract.

              Section 10 of each Distribution Contract and Section 7 of the Service Contract contain provisions similar to that of Section 10 of the Investment Advisory and Administration Contract, with respect to Mitchell Hutchins and PaineWebber, as appropriate.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Item 28.  Business and Other Connections of Investment Adviser
               ----------------------------------------------------
     Mitchell Hutchins, a Delaware corporation, is a registered investment advisor and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form

     ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

     Item 29.         Principal Underwriters
                      ----------------------

     (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following other investment companies:

              .       ALL-AMERICAN TERM TRUST INC.
              .       GLOBAL HIGH INCOME DOLLAR FUND INC.
              .       GLOBAL SMALL CAP FUND INC.
              .       INSURED MUNICIPAL INCOME FUND INC.
              .       INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
              .       MANAGED HIGH YIELD FUND INC.
              .       PAINEWEBBER AMERICA FUND
              .       PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
              .       PAINEWEBBER INVESTMENT SERIES
              .       PAINEWEBBER INVESTMENT TRUST
              .       PAINEWEBBER INVESTMENT TRUST II
              .       PAINEWEBBER MANAGED ASSETS TRUST
              .       PAINEWEBBER MANAGED INVESTMENTS TRUST
              .       PAINEWEBBER MASTER SERIES, INC.
              .       PAINEWEBBER MUNICIPAL SERIES
              .       PAINEWEBBER MUTUAL FUND TRUST
              .       PAINEWEBBER OLYMPUS FUND
              .       PAINEWEBBER SECURITIES TRUST
              .       PAINEWEBBER SERIES TRUST
              .       STRATEGIC GLOBAL INCOME FUND, INC.
              .       TRIPLE A AND GOVERNMENT SERIES - 1997, INC.
              .       2002 TARGET TERM TRUST INC.

     (b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as exclusive dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant:

                                                                                  Position and Offices
               Name and Principal                       Position With             With Underwriter or
               Business Address                         Registrant                Exclusive Dealer
               ------------------                       -------------             --------------------

       Margo N. Alexander                               President and Trustee     Director, President
       1285 Avenue of the Americas                                                and Chief Executive
       New York, New York 10019                                                   Officer of Mitchell Hutchins and
                                                                                  Director and Executive Vice
                                                                                  President of PaineWebber


       Mary C. Farrell                                  Trustee                   Managing Director, Senior
       1285 Avenue of the Americas                                                Investment Strategist and Member of
       New York, New York 10019                                                   Investment Policy Committee of
                                                                                  PaineWebber

       Julianna Berry                                   Vice President            Vice President and a Portfolio
       1285 Avenue of the Americas                                                Manager of Mitchell Hutchins
       New York, New York 10019

       Teresa M. Boyle                                  Vice President            First Vice President and Manager -
       1285 Avenue of the Americas                                                Advisory  Administration of
       New York, New York 10019                                                   Mitchell Hutchins

       Karen L. Finkel                                  Vice President            First Vice President and a
       1285 Avenue of the Americas                                                Portfolio Manager of Mitchell
       New York, New York 10019                                                   Hutchins

       Ellen R. Harris                                  Vice President            Managing Director and a Portfolio
       1285 Avenue of the Americas                                                Manager of Mitchell Hutchins
       New York, New York 10019


       James F. Keegan                                  Vice President            Senior Vice President and a
       1285 Avenue of the Americas                                                Portfolio Manager of Mitchell
       New York, New York 10019                                                   Hutchins

       Thomas J. Libassi                                Vice President            Senior Vice President and a
       1285 Avenue of the Americas                                                Portfolio Manager of Mitchell
       New York, New York 10019                                                   Hutchins

       C. William Maher                                 Vice President            First Vice President and a Senior
       1285 Avenue of the Americas                      and Assistant             Manager of the Mutual Fund Finance
       New York, New York 10019                         Treasurer                 Division of Mitchell Hutchins

       Dennis McCauley                                  Vice President            Managing Director
       1285 Avenue of the Americas                                                and Chief Investment
       New York, New York 10019                                                   Officer -- Fixed
                                                                                  Income of Mitchell
                                                                                  Hutchins

                                                                                  Position and Offices
               Name and Principal                       Position With             With Underwriter or
               Business Address                         Registrant                Exclusive Dealer
               ------------------                       -------------             --------------------
       Ann E. Moran                                     Vice President            Vice President of
       1285 Avenue of the Americas                      and Assistant             Mitchell Hutchins
       New York, New York 10019                         Treasurer


       Dianne E. O'Donnell                              Vice President            Senior Vice President and Deputy
       1285 Avenue of the Americas                      and Secretary             General Counsel of Mitchell
       New York, New York 10019                                                   Hutchins

       Victoria E. Schonfeld                            Vice President            Managing Director and General
       1285 Avenue of the Americas                                                Counsel of Mitchell Hutchins
       New York, New York 10019

       Paul H. Schubert                                 Vice President            First Vice President and a Senior
       1285 Avenue of the Americas                      and Assistant             Manager of the Mutual Fund Finance
       New York, New York 10019                         Treasurer                 Division of Mitchell Hutchins

       Nirmal Singh                                     Vice President            First Vice President and a
       1285 Avenue of the Americas                                                Portfolio Manager of Mitchell
       New York, New York 10019                                                   Hutchins

       Julian F. Sluyters                               Vice President            Senior Vice President and Director
       1285 Avenue of the Americas  New York, New       and Treasurer             of the Mutual Fund Finance Division
       York 10019                                                                 of Mitchell Hutchins

       Mark A. Tincher                                  Vice President            Managing Director and Chief
       1285 Avenue of the Americas                                                Investment Officer -- U.S. Equity
       New York, New York 10019                                                   Investments of Mitchell Hutchins

       Craig M. Varrelman                               Vice President            First Vice President and a
       1285 Avenue of the Americas                                                Portfolio Manager of Mitchell
       New York, New York 10019                                                   Hutchins

       Keith A. Weller                                  Vice President            First Vice President and
       1285 Avenue of the Americas                      and Assistant             Associate General Counsel of
       New York, New York 10019                         Secretary                 Mitchell Hutchins

     (c)  None.

     Item 30.  Location of Accounts and Records
               --------------------------------

               The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.


     Item 31.   Management Services

                Not applicable.

     Item 32.   Undertakings
                ------------

                Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                     SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New
     York and State of New York, on the           day of

                                       PAINEWEBBER MANAGED INVESTMENTS TRUST

                                       By:      /s/ Dianne E. O'Donnell
                                                /s/ Dianne E. O'Donnell
                                                Dianne E. O'Donnell
                                                Vice President and Secretary

              Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

       Signature                                       Title                                     Date
       ---------                                       -----                                     ----

       /s/ Margo N. Alexander                          President and Trustee                     Sept. 26, 1996
       ---------------------------------------------   (Chief Executive Officer)
       Margo N. Alexander *

       /s/ E. Garrett Bewkes, Jr.                      Trustee and Chairman                      Sept. 26, 1996
       ---------------------------------------------   of the Board of Trustees
       E. Garrett Bewkes, Jr. *

       /s/ Richard Q. Armstrong                        Trustee                                   Sept. 26, 1996
       ---------------------------------------------
       Richard Q. Armstrong *

       /s/ Richard R. Burt                             Trustee                                   Sept. 26, 1996
       ---------------------------------------------
       Richard R. Burt *

       /s/ Mary C. Farrell                             Trustee                                   Sept. 26, 1996
       ---------------------------------------------
       Mary C. Farrell *

       /s/ Meyer Feldberg                              Trustee                                   Sept. 26, 1996
       ---------------------------------------------
       Meyer Feldberg *

       /s/ George W. Gowen                             Trustee                                   Sept. 26, 1996
       ---------------------------------------------
       George W. Gowen *

       /s/ Frederic V. Malek                           Trustee                                   Sept. 26, 1996
       ---------------------------------------------
       Frederic V. Malek *

       /s/ Carl W. Schafer                             Trustee                                   Sept. 26, 1996
       ---------------------------------------------
       Carl W. Schafer *

       /s/ John R. Torell III                          Trustee                                   Sept. 26, 1996
       ---------------------------------------------
       John R. Torell III *

       /s/ Julian F. Sluyters                          Vice President and Treasurer (Chief       Sept. 26, 1996
       ---------------------------------------------   Financial and Accounting Officer)
       Julian F. Sluyters


                            SIGNATURES (Continued)

     * Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                     PAINEWEBBER MANAGED INVESTMENTS TRUST


                                 EXHIBIT INDEX
                                 -------------
     Exhibit
     Number
     -------

     (1)            (a)      Declaration of Trust 1/
                    (b)      Amendment to Declaration of Trust effective
                             January 28, 1988 2/
                    (c)      Amendment to Declaration of Trust effective July
                             1, 1990 6/
                    (d)      Amendment to Declaration of Trust effective March
                             21, 1991 7/
                    (e)      Amendment to Declaration of Trust effective April
                             1, 1991 8/
                    (f)      Amendment to Declaration of Trust effective July
                             1, 1991 11/
                    (g)      Amendment to Declaration of Trust effective
                             February 26, 1992 10/
                    (h)      Amendment to Declaration of Trust effective
                             January 25, 1993 12/
                    (i)      Amendment to Declaration of Trust effective May
                             25, 1993 14/
                    (j)      Amendment to Declaration of Trust effective July
                             30, 1993 14/
                    (k)      Amendment to Declaration of Trust effective
                             November 13, 1993 18/
                    (l)      Amendment to Declaration of Trust effective July
                             20, 1995 20/
                    (m)      Amendments to Declaration of Trust effective
                             October 20,1995, November 10, 1995 and November
                             29, 1995 21/
                    (n)      Amendment to Declaration of Trust effective
                             September 19, 1996 (filed herewith)
     (2)            (a)      By-Laws 1/
                    (b)      Amendment to By-Laws effective March 19, 1991 7/
                    (c)      Amendment to By-Laws effective September 28, 1994
                             18/
     (3)            Voting trust agreement - none
     (4) Instruments defining the rights of holders of the Registrant's share of beneficial interest 19/
     (5)            (a)      Investment Advisory and Administration Contract 4/
                    (b)      Investment Advisory Fee Agreement with respect to
                             PaineWebber Utility Income Fund 15/
                    (c)      Investment Advisory Fee Agreement with respect to
                             PaineWebber Low Duration U.S. Government Income
                             Fund 15/
                    (d)      Form of Investment Advisory Fee Agreement with
                             respect to PaineWebber Asia Pacific Growth Fund
                             (filed herewith)

                    (e)      Form of Sub-Advisory Contract with respect to
                             PaineWebber Asia Pacific Growth Fund (filed
                             herewith)
     (6)            (a)      Distribution Contract with respect to Class A
                             Shares 15/
                    (b)      Distribution Contract with respect to Class B
                             Shares 15/
                    (c)      Distribution Contract with respect to Class C
                             Shares 21/
                    (d)      Distribution Contract with respect to Class Y
                             Shares 21/
                    (e)      Exclusive Dealer Agreement with respect to Class A
                             Shares 15/
                    (f)      Exclusive Dealer Agreement with respect to Class B
                             Shares 15/
                    (g)      Exclusive Dealer Agreement with respect to Class C
                             Shares 21/
                    (h)      Exclusive Dealer Agreement with respect to Class Y
                             Shares 21/
     (7)            Bonus, profit sharing or pension plans - none
     (8)            Custodian Agreement 2/
     (9)            (a)      Transfer Agency and Service Contract 6/
                    (b)      Service Contract 5/
     (10)           (a)      Opinion and consent of Kirkpatrick & Lockhart LLP,
                             counsel to the Registrant, with respect to Class A and Class B shares of U.S. Government Income Fund,
                             Investment Grade Income Fund, and High Income Fund
                             8/
                    (b)      Opinion and consent of Kirkpatrick & Lockhart LLP,
                             counsel to the Registrant, with respect to Class A and Class B shares of PaineWebber Utility Income
                             Fund 9/
                    (c)      Opinion and consent of Kirkpatrick & Lockhart LLP,
                             counsel to the Registrant, with respect to Class C
                             Shares of the above-referenced Funds 11/
                    (d)      Opinion and consent of Kirkpatrick & Lockhart LLP,
                             counsel to the Registrant, with respect to
                             PaineWebber Low Duration U.S. Government Income
                             Fund 12/
                    (e)      Opinion and consent of Kirkpatrick & Lockhart LLP,
                             counsel to the Registrant, with respect to Class Y
                             Shares of PaineWebber Low Duration U.S. Government
                             Income Fund 20/
                    (f)      Opinion and consent of Kirkpatrick & Lockhart LLP,
                             counsel to the Registrant, with respect to Class Y
                             Shares of PaineWebber Utility Income Fund 22/
                    (g)      Opinion and consent of Kirkpatrick & Lockhart LLP,
                             counsel to the Registrant, with respect to Class Y
                             Shares of PaineWebber Investment Grade Income Fund and PaineWebber High Income Fund 23/
                    (h)      Opinion and consent of Kirkpatrick & Lockhart LLP,
                             counsel to the Registrant, with respect to Class A, Class B and Class C shares of

                             PaineWebber Asia Pacific Growth Fund (filed
                             herewith)
     (11)           Auditor's Consent -- Not applicable
     (12)           Financial statements omitted from prospectus - none
     (13)           Letter of investment intent 3/
     (14)           Prototype Retirement Plan 10/
     (15)           (a)      Plan pursuant to Rule 12b-1 with respect to Class
                             A Shares 9/
                    (b)      Plan pursuant to Rule 12b-1 with respect to Class
                             B Shares 9/
                    (c)      Plan pursuant to Rule 12b-1 with respect to Class
                             C Shares 12/
                    (d)      Distribution Fee Addendum with respect to Class C
                             shares of PaineWebber Low Duration U.S. Government
                             Income Fund 15/
                    (e)      Distribution Fee Addendum with respect to Class C
                             shares of PaineWebber Asia Pacific Growth Fund
                             (filed herewith)
     (16)           Schedule for Computation of Performance Quotations 8/
                    (a)      Schedule for Computation of Performance Quotations
                             for Class A shares of U.S. Government Income Fund,
                             Investment Grade Income Fund, and High Income Fund
                             7/
                    (b)      Schedule for Computation of Performance Quotations
                             for Class B shares of U.S. Government Income Fund,
                             Investment Grade Income Fund, and High Income Fund
                             10/
                    (c)      Schedule for Computation of Performance Quotations
                             for Class Y shares of U.S. Government Income Fund
                             10/
                    (d)      Schedule for Computation of Performance Quotations
                             For Class C shares of U.S. Government Income Fund,
                             Investment Grade Income Fund, and High Income Fund
                             13/
                    (e)      Schedule for Computation of Performance Quotations
                             for Class A, Class B and Class C shares of
                             PaineWebber Utility Income Fund 16/
                    (f)      Schedule for Computation of Performance Quotations
                             for Class A, Class B, and Class C shares of
                             PaineWebber Low Duration U.S. Government Income
                             Fund 16/
     (17)           Financial Data Schedule - none
     (18)           Plan Pursuant to Rule 18f-3 24/

     1/             Incorporated by reference from Post-Effective Amendment No.
                    5 to the registration statement, SEC File No. 2-91362, filed January 30, 1987.

     2/             Incorporated by reference from Post-Effective Amendment No.
                    8 to the registration statement, SEC File No. 2-91362, filed March 31, 1988.

     3/             Incorporated by reference from Pre-Effective Amendment No.
                    1 to the registration statement, SEC File No. 2-91362, filed July 18, 1984.

     4/             Incorporated by reference from Post-Effective Amendment No.
                    10 to the registration statement, SEC File No. 2-91362, filed March 6, 1989.

     5/             Incorporated by reference from Post-Effective Amendment No.
                    12 to the registration statement, SEC File No. 2-91362, filed January 31, 1990.

     6/             Incorporated by reference from Post-Effective Amendment No.
                    15 to the registration statement, SEC File No. 2-91362, filed January 31, 1991.

     7/             Incorporated by reference from Post-Effective Amendment No.
                    16 to the registration statement, SEC File No. 2-91362, filed March 28, 1991.

     8/             Incorporated by reference from Post-Effective Amendment No.
                    18 to the registration statement, SEC File No. 2-91362, filed May 2, 1991.

     9/             Incorporated by reference from Post-Effective Amendment No.
                    19 to the registration statement, SEC File No. 2-91362, filed March 2, 1992.

     10/            Incorporated by reference from Post-Effective Amendment No.
                    20 to the registration statement, SEC File No. 2-91362, filed April 1, 1992.

     11/            Incorporated by reference from Post-Effective Amendment No.
                    21 to the registration statement, SEC File No. 2-91362, filed May 1, 1992.

     12/            Incorporated by reference from Post-Effective Amendment No.
                    23 to the registration statement, SEC File No. 2-91362, filed January 26, 1993.

     13/            Incorporated by reference from Post-Effective Amendment No.
                    24 to the registration statement, SEC File No. 2-91362, filed April 1, 1993.

     14/            Incorporated by reference from Post-Effective Amendment No.
                    25 to the registration statement, SEC File No. 2-91362, filed August 10, 1993.

     15/            Incorporated by reference from Post-Effective Amendment No.
                    26 to the registration statement, SEC File No. 2-91362, filed October 4, 1993.

     16/            Incorporated by reference from Post-Effective Amendment No.
                    28 to the registration statement, SEC File No. 2-91362, filed April 1, 1994.

     17/            Incorporated by reference from Post-Effective Amendment No.
                    30 to the registration statement, SEC File No. 2-91362, filed July 1, 1994.

     18/            Incorporated by reference from Post-Effective Amendment No.
                    34 to the registration statement, SEC File No. 2-91362, filed January 27, 1995.

     19/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Declaration of Trust, as amended effective January 28, 1988, July 1, 1990, March 21, 1991, April 1, 1991, July 1, 1991, February 26, 1992, January 25,
                    1993, July 30, 1993, November 13, 1993, July 20, 1995,
                    October 20, 1995, November 10, 1995, November 29, 1995 and September 19, 1996 and from Articles II, VII and X of Registrant's By-Laws, as amended March 19, 1993 and September 28, 1994.

      20/           Incorporated by reference from Post-Effective Amendment No.
                    38 to the registration statement, SEC File No. 2-91362, filed September 5, 1995.

      21/           Incorporated by reference from Post-Effective Amendment No.
                    39 to the registration statement, SEC File No. 2-91362, filed February 14, 1996.

      22/           Incorporated by reference from Post-Effective Amendment No.
                    41 to the registration statement, SEC File No. 2-91362, filed May 30, 1996.

      23/           Incorporated by reference from Post-Effective Amendment No.
                    42 to the registration statement, SEC File No. 2-91362, filed June 3, 1996.

      24/           Incorporated by reference from Post-Effective Amendment No.
                    43 to the registration statement, SEC File No. 2-91362, filed July 31, 1996.